JANUARY 2, 1998  PROSPECTUS




J.P. MORGAN DISCIPLINED EQUITY FUND


                                                  ------------------------------
                                                  Seeking to outperform the
                                                  market in which it invests
                                                  over the long term through a
                                                  disciplined management
                                                  approach


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMORGAN

CONTENTS
--------------------------------------------------------------------------------

 2
----
U.S. EQUITY MANAGEMENT APPROACH

U.S. equity investment process . . . . . . . . . . . . . . . . . . . . . .   2

 4
----
The fund's goal, investment approach, risks, expenses, and performance


J.P. MORGAN DISCIPLINED EQUITY FUND


Fund description . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Investor expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5


 6
----
Investing in the J.P. Morgan Disciplined Equity Fund


YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . . . . .   6
Investing through an employer-sponsored retirement plan. . . . . . . . . .   6
Investing through an IRA or Rollover IRA . . . . . . . . . . . . . . . . .   6
Investing directly . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Opening your account . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Adding to your account . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Account and transaction policies . . . . . . . . . . . . . . . . . . . . .   7
Dividends and distributions. . . . . . . . . . . . . . . . . . . . . . . .   8
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

 9
----
More about risk and the fund's business operations

FUND DETAILS

Master/feeder structure. . . . . . . . . . . . . . . . . . . . . . . . . .   9
Management and administration. . . . . . . . . . . . . . . . . . . . . . .   9
Risk and reward elements . . . . . . . . . . . . . . . . . . . . . . . . .  10

FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  back cover

INTRODUCTION
--------------------------------------------------------------------------------


J.P. MORGAN DISCIPLINED EQUITY FUND


This fund invests primarily in U.S. stocks by investing through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the market in which it invests over the long term

The fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $240 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

BEFORE YOU INVEST

Investors considering the fund should understand that:

- The value of the fund's shares will fluctuate over time. You could lose money if you sell when the fund's share price is lower than when you invested.

- There is no assurance that the fund will meet its investment goal.

- Future returns will not necessarily resemble past performance.

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


The J.P. Morgan Disciplined Equity Fund invests primarily in U.S. stocks.


The fund's investment philosophy, developed by its advisor, focuses on stock picking while largely avoiding sector or market-timing strategies. Also, under normal market conditions, the fund will remain fully invested.

U.S. EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

RESEARCH J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC]
Stocks in each industry are ranked with the help of models

VALUATION The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC]
Using research and valuations, the fund's management team chooses stocks for its fund

STOCK SELECTION The fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


2  U.S. EQUITY MANAGEMENT APPROACH

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                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

J.P. MORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------
                                          REGISTRANT: J.P. MORGAN FUNDS
                                          (J.P. MORGAN DISCIPLINED EQUITY FUND)


[GRAPHIC]
GOAL

The fund seeks to provide high total return from a broadly diversified portfolio of equity securities.

[GRAPHIC]
INVESTMENT APPROACH

The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 2.)

[GRAPHIC]
POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.


By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.


The fund's securities are described in more detail on page 10, along with their main risks, which may cause the fund's share price to decline, and the fund's strategies to reduce these risks.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $240 billion, including more than $27 billion using the same strategy as the fund.


The portfolio management team is led by James C. Wiess and Timothy J. Devlin, both vice presidents, who have been on the team since the fund's inception. Mr. Wiess has been at J.P. Morgan since 1992, Mr. Devlin since July of 1996. Prior to managing this fund, Mr. Wiess had been managing structured equity portfolios and Mr. Devlin was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.

INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

ANNUAL FUND OPERATING EXPENSES(1) (%)
Management fees (actual)                          0.35
Marketing (12b-1) fees                            none
Other expenses
(after reimbursement)                             0.40
------------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)                             0.75
------------------------------------------------------

EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
YOUR COST($)          8              24             42              93
------------------------------------------------------------------------



4  J.P. MORGAN DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURN (%)    Shows performance over time, for periods ended September 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   1 yr.         5 yrs.         Since 10/31/89(3)

J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND(4) (after expenses)               N/A            N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE ACCOUNT COMPOSITE (after expense)(5)                                       41.29          21.15               17.55
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(6) (no expenses)                                                     40.45          20.77               17.05
------------------------------------------------------------------------------------------------------------------------------------



TOTAL RETURNS (%)                  Shows changes in returns for periods ended September 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 3 mos.        Since inception(7)


        [GRAPH]


J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND(4)                                              7.66               22.83
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE ACCOUNT COMPOSITE(5)                                                                      7.54               22.52
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(6)                                                                                  7.49               22.02
------------------------------------------------------------------------------------------------------------------------------------



YEAR-BY-YEAR TOTAL RETURN (%)    Shows changes in returns by calendar year
------------------------------------------------------------------------------------------------------------------------------------
                                                          1990      1991      1992      1993      1994      1995      1996
               [GRAPH]

PRIVATE ACCOUNT COMPOSITE(5)                             (3.24)     30.01     11.42      9.87     1.90      37.47     22.90
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX(6)                                         (3.11)     30.47      7.62     10.08     1.32      37.58     22.96
------------------------------------------------------------------------------------------------------------------------------------

(1) The fund has a master/feeder structure as described on page 9. This table shows expenses and its share of master portfolio expenses, expressed as a percentage of average net assets and reflecting reimbursement for ordinary expenses over 0.75%.

(2)  There is no guarantee that reimbursement will continue beyond 9/30/99.

(3)  The inception date of the Private Account Composite is 10/31/89.


(4) As of the date of this prospectus, the fund has not commenced operations so Performance reflects the performance of J.P. Morgan Institutional Disciplined Equity Fund (a separate feeder fund investing in the same master portfolio) from 1/31/97 through 9/30/97. Historical performance information reflects operating expenses which are 0.30% of net assets lower than those of the fund. Accordingly, performance returns for the fund would have been lower if an investment had been made in the fund during the same time periods.


(5) THE PERFORMANCE OF THE PRIVATE ACCOUNT COMPOSITE DOES NOT REPRESENT THE FUND'S PERFORMANCE AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUND'S FUTURE PERFORMANCE. The Composite reflects the historical performance of discretionary investment management accounts under the management of the fund's advisor with substantially similar objectives and policies as the fund. Historical Composite performance information reflects the deduction of the fund's total expenses of 0.75%. The performance of accounts in the Composite might have been lower if they were subject to the extra restrictions imposed on mutual funds. AIMR performance requirements went into effect 1/1/93 and prior to that date the Composite may not have included all discretionary accounts.

(6) The S&P 500 Index is an unmanaged index of U.S. stocks widely used as a measure of overall stock market performance.


(7) J.P. Morgan Institutional Disciplined Equity Fund commenced operations on 1/3/97 and performance is calculated as of 1/31/97.




                                      J.P. MORGAN DISCIPLINED EQUITY FUND    5

YOUR INVESTMENT
--------------------------------------------------------------------------------


For your convenience, the J.P. Morgan Funds offer several ways to start and maintain fund investments.


INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Determine the amount you are investing. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

-    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

     BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:


     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name


     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.

-    Mail the check with your completed application to the Transfer Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.

ADDING TO YOUR ACCOUNT

     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     BY CHECK


-    Make out a check for the investment amount payable to J.P. Morgan Funds.


- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


6  YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

     BY WIRE

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.


A fund may alter, limit, or suspend its exchange policy at any time.

BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange. The fund calculates its net asset value per share (NAV) every business day at 4:15 p.m. eastern time.

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until 4:00 p.m. eastern time every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

-------------------------------------------------------------------------------
TRANSFER AGENT                                    SHAREHOLDER SERVICES AGENT
STATE STREET BANK AND TRUST COMPANY               J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                     522 Fifth Avenue
Boston, MA 02266-8411                             New York, NY 10036
Attention: J.P. Morgan Funds Services             1-800-521-5411

                                                  Representatives are available
                                                  8:00 a.m. to 5:00 p.m. eastern
                                                  time on fund business days.


                                                              YOUR INVESTMENT  7

--------------------------------------------------------------------------------
TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund may request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS


The fund typically pays income dividends four times a year and makes capital gains distributions, if any, once per year (usually in August). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.



Dividends and distributions are automatically paid in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan fund.


TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

TRANSACTION                             TAX STATUS
--------------------------------------------------------------------------------
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares            Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares            Gains are treated as ordinary
owned for one year or less              income; losses are subject
                                        to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8  YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when the master portfolio seeks a vote, the fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
ADVISORY SERVICES                       0.35% of the master
                                        portfolio's average net assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                 Master portfolio's and fund's pro-rata
(fee shared with Funds                  portions of 0.09% of the first
Distributor, Inc.)                      $7 billion in J.P. Morgan-advised
                                        portfolios, plus 0.04% of average net
                                        assets over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                    0.25% of the fund's average net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                 FUND DETAILS  9

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                   POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The fund's share price and      - Stocks have generally            - Under normal circumstances the fund plans to remain
  performance will fluctuate        outperformed more stable           fully invested, with at least 65% in stocks; stock
  in response to stock market       investments (such as bonds         investments may include U.S. and foreign common stocks,
  movements                         and cash equivalents) over         convertible securities, preferred stocks, trust or
                                    the long term                      partnership interests, warrants, rights, and investment
                                                                       company securities

                                                                     - The fund seeks to limit risk through diversification

                                                                     - During severe market downturns, the fund has the option
                                                                       of investing up to 100% of assets in investment-grade
                                                                       short-term securities

-------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The fund could underperform     - The fund could outperform        - J.P. Morgan focuses its active management on securities
  its benchmark due to its          its benchmark due to these         selection, the area where it believes its commitment to
  securities and asset              same choices                       research can most enhance returns
  allocation choices
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate          - Favorable exchange rate          - The fund anticipates that its total foreign investments
  movements could reduce gains      movements could generate           will be similar to the weightings of foreign securities
  or create losses                  gains or reduce losses             in the S&P 500 Index

- The fund could lose money       - Foreign investments, which       - The fund actively manages the currency exposure of its
  because of foreign government     represent a major portion of       foreign investments relative to its benchmark, and may
  actions, political instability,   the world's securities, offer      hedge into the U.S. dollar from time to time (see also
  or lack of adequate and           attractive potential               "Derivatives")
  accurate information              performance and opportunities
                                    for diversification
-------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,    - Hedges that correlate well       - The fund uses derivatives for hedging and for risk
  options, and foreign currency     with underlying positions can      management (i.e., to establish or adjust exposure to
  forward contracts that are        reduce or eliminate losses at      particular securities, markets or currencies); risk
  used for hedging the portfolio    low cost                           management may include management of the fund's
  or specific securities may not                                       exposure relative to its benchmark
  fully offset the underlying     - The fund could make money and
  positions(1)                      protect against losses if        - The fund only establishes hedges that it expects will
                                    management's analysis proves       be highly correlated with underlying positions
- Derivatives used for risk         correct
  management may not have the                                        - While the fund may use derivatives that incidentally
  intended effects and may        - Derivatives that involve           involve leverage, it does not use them for the
  result in losses or missed        leverage could generate            specific purpose of leveraging the portfolio
  opportunities                     substantial gains at low cost

- Derivatives that involve
  leverage could magnify losses
-------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


10  FUND DETAILS


----------------------------------------------------------------------------------------------------------------------------
POTENTIAL  RISKS                  POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The fund could have difficulty  - These holdings may offer more    - The fund may not invest more than 15% of net assets
  valuing these holdings            attractive yields or potential     in illiquid holdings
  precisely                         growth than comparable widely
                                    traded securities                - To maintain adequate liquidity to meet redemptions,
- The fund could be unable to                                          the fund may hold investment-grade short-term
  sell these holdings at the time                                      securities (including repurchase agreements) and,
  or price it desires                                                  for temporary or extraordinary purposes, may borrow
                                                                       from banks up to 331/3% of its assets
----------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the fund buys securities   - The fund can take advantage       The fund uses segregated accounts to offset
  before issue or for delayed       of attractive transaction         leverage risk
  delivery, it could be exposed     opportunities
  to leverage risk if it does
  not use segregated accounts
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise   - The fund could realize gains     - The fund anticipates a portfolio turnover rate of
  the fund's brokerage and          in a short period of time          approximately 100%
  related costs
                                  - The fund could protect against   - The fund generally avoids short-term trading, except
- Increased short-term capital      losses if a stock is overvalued    to take advantage of attractive or unexpected
  gains distributions would         and its value later falls          opportunities or to meet demands generated by
  raise shareholders' income                                           shareholder activity
  tax liability
----------------------------------------------------------------------------------------------------------------------------


                                                                FUND DETAILS  11

--------------------------------------------------------------------------------



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12

--------------------------------------------------------------------------------



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                                                                              13

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.


STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:


J.P. MORGAN DISCIPLINED EQUITY FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036


TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07340 and 033-54632.



J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMORGAN
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS


ADVISOR                                           DISTRIBUTOR
Morgan Guaranty Trust Company of New York         Funds Distributor, Inc.
522 Fifth Avenue                                  60 State Street
New York, NY 10036                                Boston, MA 02109
1-800-521-5411                                    1-800-221-7930


                                                  PROS216-981

                                                  JANUARY 2, 1998  PROSPECTUS



J.P. MORGAN U.S. EQUITY FUND



                                                  ------------------------------
                                                  Seeking to outperform the
                                                  market in which it invests
                                                  over the long term through a
                                                  disciplined management
                                                  approach



This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMORGAN

CONTENTS
--------------------------------------------------------------------------------

 2
----
U.S. EQUITY MANAGEMENT APPROACH

U.S. equity investment process . . . . . . . . . . . . . . . . . . . . . . .  2

 4
----
The fund's goal, investment approach, risks, expenses, performance, and financial highlights


J.P. MORGAN U.S. EQUITY FUND


Fund description . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
Investor expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5


 6
----
Investing in the J.P. Morgan
U.S. Equity Fund


YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . . . . . .  6
Investing through an employer-sponsored retirement plan. . . . . . . . . . .  6
Investing through an IRA or Rollover IRA . . . . . . . . . . . . . . . . . .  6
Investing directly . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Opening your account . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Adding to your account . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Account and transaction policies . . . . . . . . . . . . . . . . . . . . . .  7
Dividends and distributions. . . . . . . . . . . . . . . . . . . . . . . . .  8
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

 9
----
More about risk and the fund's
business operations

FUND DETAILS

Master/feeder structure. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Management and administration. . . . . . . . . . . . . . . . . . . . . . . .  9
Risk and reward elements . . . . . . . . . . . . . . . . . . . . . . . . . . 10

FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . back cover

INTRODUCTION
--------------------------------------------------------------------------------


J.P. MORGAN U.S. EQUITY FUND

This fund invests primarily in U.S. stocks by investing through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.


WHO MAY WANT TO INVEST

The fund is designed for investors who:

- are pursuing a long-term goal such as retirement


- want to add an investment with potential growth to further diversify a portfolio

- want a fund that seeks to outperform the market in which it invests over the long term


The fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $240 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.


BEFORE YOU INVEST

Investors considering the fund should understand that:

- The value of the fund's shares will fluctuate over time. You could lose money if you sell when the fund's share price is lower than when you invested.

- There is no assurance that the fund will meet its investment goal.

- Future returns will not necessarily resemble past performance.

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


The J.P. Morgan U.S. Equity Fund invests primarily in U.S. stocks.

The fund's investment philosophy, developed by its advisor, focuses on stock picking while largely avoiding sector or market-timing strategies. Also, under normal market conditions, the fund will remain fully invested.


U.S. EQUITY INVESTMENT PROCESS

In managing the fund,  J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

RESEARCH J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC]
Stocks in each industry are ranked with the help of models

VALUATION The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC]
Using research and valuations, the fund's management team chooses stocks for its fund

STOCK SELECTION The fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


2  U.S. EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------



                       (THIS PAGE IS INTENTIONALLY LEFT BLANK)

J.P. MORGAN U.S. EQUITY FUND                   TICKER SYMBOL: PPEQX
--------------------------------------------------------------------------------
                                               REGISTRANT: J.P. MORGAN FUNDS
                                               (J.P. MORGAN U.S. EQUITY FUND)
[GRAPHIC]
GOAL


The fund seeks to provide high total return from a portfolio of selected stocks.

[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.


Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 2. The fund generally considers selling stocks that appear overvalued.

[GRAPHIC]
POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund has the potential to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

The fund's securities are described in more detail on page 10, along with their main risks, which may cause the fund's share price to decline, and the fund's strategies to reduce these risks.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $240 billion, including more than $13 billion using the same strategy as the fund.

The portfolio management team is led by William B. Petersen and William M. Riegel, Jr. Both are managing directors at J.P. Morgan and both have been on the team since 1993. Mr. Petersen has been at J.P. Morgan since 1972, Mr. Riegel since 1979. Both served as managers of U.S. equity portfolios prior to managing this fund.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.


Footnotes for this section are shown on next page


ANNUAL FUND OPERATING EXPENSES(1)(%)
Management fees (actual)                          0.40
Marketing (12b-1) fees                            none
Other expenses                                    0.40
------------------------------------------------------
TOTAL OPERATING EXPENSES                          0.80
------------------------------------------------------


EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
YOUR COST($)          8              26             44             99
------------------------------------------------------------------------



4  J.P. MORGAN U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)



AVERAGE ANNUAL TOTAL RETURN (%)    Shows performance over time, for periods ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 1 yr.          3 yrs.         5 yrs.         10 yrs.

J.P. MORGAN U.S. EQUITY FUND (2) (after expenses)                21.06          16.82          13.99            14.75
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX (3) (no expenses)                                  22.96          19.67          15.22            15.29
-----------------------------------------------------------------------------------------------------------------------------------


YEAR-BY-YEAR TOTAL RETURN (%)      Shows changes in returns by calendar year
-----------------------------------------------------------------------------------------------------------------------------------
                                        1987    1988    1989    1990    1991    1992    1993    1994    1995    1996


               [GRAPH]

-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN U.S. EQUITY FUND  (2)       0.85    14.12   31.43    1.38   34.12   8.73    11.02   (0.61)  32.48   21.06
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                        5.22    16.61   31.69   (3.11)  30.47   7.62    10.08    1.32   37.58   22.96
-----------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA                     For fiscal years ended May 31
                                              1988    1989    1990    1991     1992     1993     1994     1995     1996     1997

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         14.23   12.04   14.54   16.51    18.21    19.02    19.30    19.38    19.42    22.15
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income ($)                   0.42    0.46    0.44    0.44     0.37     0.38     0.27     0.32     0.38     0.25
    Net realized and unrealized gain (loss)
    on investments ($)                         (1.53)   2.49    2.20    1.90     2.13     1.35     1.32     2.17     4.23     4.72
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)           (1.11)   2.95    2.64    2.34     2.50     1.73     1.59     2.49     4.61     4.97
Less distributions to shareholders from:
    Net investment income ($)                  (0.41)  (0.45)  (0.44)  (0.45)   (0.40)   (0.36)   (0.29)   (0.28)   (0.29)   (0.36)
    Net realized gains ($)                     (0.67)    --    (0.23)  (0.19)   (1.29)   (1.09)   (1.22)   (2.17)   (1.59)   (2.13)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                        (1.08)  (0.45)  (0.67)  (0.64)   (1.69)   (1.45)   (1.51)   (2.45)   (1.88)   (2.49)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ($)               12.04   14.54   16.51   18.21    19.02    19.30    19.38    19.42    22.15    24.63
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                               (8.08)  25.12   18.75   14.81    14.60    10.02     8.54    15.11    25.18    25.00
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR ($ thousands)         24,970  27,677  40,032  55,144  109,246  202,474  231,306  259,338  330,014  362,603
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                    1.00    1.00    0.93    0.91     0.90     0.90     0.90     0.90     0.81     0.80
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                       3.26    3.52    2.97    2.81     2.16     2.20     1.43     1.74     1.87     1.13
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE
TO EXPENSE REIMBURSEMENT (%)                    0.34    0.45    0.41    0.38     0.19     0.08     0.03     0.01      --       --
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER (%)                            29      18      23      43       99       60      104      --       --       --
-----------------------------------------------------------------------------------------------------------------------------------


The Financial Highlights above have been audited by Price Waterhouse LLP, the fund's independent accountants.

(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.

(2) The fund commenced operations on 7/18/93. Returns reflect performance of The Pierpont Equity Fund, the fund's predecessor, prior to that date. The Pierpont Equity Fund commenced operations on 6/27/85.

(3) An unmanaged index of U.S. stocks widely used as a measure of overall stock market performance.


(4) Portfolio turnover reflects the period June 1, 1993 to July 18, 1993 and has not been annualized. In July, 1993 the Fund's predecessor contributed all of its investable assets to The U.S. Equity Portfolio.




                                                 J.P. MORGAN U.S. EQUITY FUND  5

YOUR INVESTMENT
--------------------------------------------------------------------------------


For your convenience, the J.P. Morgan Funds offer several ways to start and maintain fund investments.


INVESTING THROUGH A FINANCIAL PROFESSIONAL


If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.


INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN


Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.


INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Determine the amount you are investing. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.


-    Mail in your application, making your initial investment as shown at right.


For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.


OPENING YOUR ACCOUNT


     BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:


     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name


     BY CHECK


-    Make out a check for the investment amount payable to J.P. Morgan Funds.


-    Mail the check with your completed application to the Transfer Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


ADDING TO YOUR ACCOUNT


     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.


- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.


     BY CHECK


-    Make out a check for the investment amount payable to J.P. Morgan Funds.


- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


6  YOUR INVESTMENT

-------------------------------------------------------------------------------
SELLING SHARES

     BY WIRE

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.


A fund may alter, limit, or suspend its exchange policy at any time.

BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange. The fund calculates its net asset value per share (NAV) every business day at 4:15 p.m. eastern time.

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until 4:00 p.m. eastern time every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.


--------------------------------------------------------------------------------
TRANSFER AGENT                                    SHAREHOLDER SERVICES AGENT
STATE STREET BANK AND TRUST COMPANY               J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                     522 Fifth Avenue
Boston, MA 02266-8411                             New York, NY 10036
Attention: J.P. Morgan Funds Services             1-800-521-5411

                                                  Representatives are available
                                                  8:00 a.m. to 5:00 p.m. eastern
                                                  time on fund business days.


                                                              YOUR INVESTMENT  7

-------------------------------------------------------------------------------
TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund may request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS


The fund typically pays income dividends four times a year and makes capital gains distributions, if any, once per year (usually in August). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are automatically reinvested in the fund. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan fund.


TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:


TRANSACTION                             TAX STATUS
--------------------------------------------------------------------------------
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares            Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares            Gains are treated as ordinary
owned for one year or less              income; losses are subject
                                        to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8  YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when the master portfolio seeks a vote, the fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION


The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate at cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
ADVISORY SERVICES                       0.40% of the master portfolio's average
                                        net assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                 Master portfolio's and fund's
(fee shared with Funds                  pro-rata portions of 0.09% of
Distributor, Inc.)                      the first $7 billion in J.P.
                                        Morgan-advised portfolios, plus 0.04% of
                                        average net assets over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                    0.25% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.



                                                                 FUND DETAILS  9

-------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

-------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                    POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD

-------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS                  - Stocks have generally            - Under normal circumstances the fund plans to remain
- The fund's share price and         outperformed more stable           fully invested, with at least 65% in stocks; stock
performance will fluctuate           investments (such as bonds         investments may include U.S. and foreign common
in response to stock market          and cash equivalents) over         stocks, convertible securities, preferred stocks,
movements                            the long term                      trust or partnership interests, warrants, rights,
                                                                        and investment company securities


                                                                      - The fund seeks to limit risk through diversification


                                                                      - During severe market downturns, the fund has the
                                                                        option of investing up to 100% of assets in
                                                                        investment-grade short-term securities
-------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The fund could underperform      - The fund could outperform        - J.P. Morgan focuses its active management on
its benchmark due to its             its benchmark due to these         securities selection, the area where it believes its
securities and asset                 same choices                       commitment to research can most enhance returns
allocation choices
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate           - Favorable exchange rate          - The fund anticipates that its total foreign
  movements could reduce gains       movements could generate           investments will not exceed 5% of assets
  or create losses                   gains or reduce losses
                                                                      - The fund actively manages the currency exposure of its
- The fund could lose money        - Foreign investments, which         foreign investments relative to its benchmark, and may
  because of foreign government      represent a major portion of       hedge into the U.S. dollar from time to time (see also
  actions, political instability,    the world's securities, offer      "Derivatives")
  or lack of adequate and            attractive potential
  accurate information               performance and opportunities
                                     for diversification
-------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,     - Hedges that correlate well       - The fund uses derivatives for hedging (i.e., to
  options, and foreign currency      with underlying positions can      establish or adjust exposure to particular securities,
  forward contracts that are         reduce or eliminate losses at      markets or currencies)
  used for hedging the portfolio     low cost
  or specific securities may                                          - The fund only establishes hedges that it expects will
  not fully offset the             - The fund could make money and      be highly correlated with underlying positions
  underlying positions1              protect against losses if
                                     management's analysis proves     - While the fund may use derivatives that incidentally
                                     correct                            involve leverage, it does not use them for the
- Derivatives that involve                                              specific purpose of leveraging the portfolio
  leverage could magnify losses
                                   - Derivatives that involve
                                     leverage could generate
                                     substantial gains at low cost
-------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


10  FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                    POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD

------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The fund could have              - These holdings may offer          - The fund may not invest more than 15% of net assets
  difficulty valuing these           more attractive yields or           in illiquid holdings
  holdings precisely                 potential growth than
                                     comparable widely traded          - To maintain adequate liquidity to meet redemptions,
- The fund could be unable           securities                          the fund may hold investment-grade short-term
  to sell these holdings                                                 securities (including repurchase agreements) and,
  at the time or price it                                                for temporary or extraordinary purposes, may borrow
  desires                                                                from banks up to 10% of its assets
------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the fund buys               - The fund can take advantage       - The fund uses segregated accounts to offset leverage
  securities before issue or         of attractive transaction           risk
  for delayed delivery, it           opportunities
  could be exposed to leverage
  risk if it does not use
  segregated accounts
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would          - The fund could realize gains      - The fund anticipates a portfolio turnover rate of
  raise the fund's brokerage         in a short period of time           approximately 100%
  and related costs
                                   - The fund could protect            - The fund generally avoids short-term trading, except
- Increased short-term capital       against losses if a stock is        to take advantage of attractive or unexpected
  gains distributions would          overvalued and its value            opportunities or to meet demands generated by
  raise shareholders' income         later falls                         shareholder activity
  tax liability
------------------------------------------------------------------------------------------------------------------------------



                                                                FUND DETAILS  11

--------------------------------------------------------------------------------



                       (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------



                       (THIS PAGE IS INTENTIONALLY LEFT BLANK)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.


STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:


J.P. MORGAN U.S. EQUITY FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036


TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07795 and 333-11125.


J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMORGAN
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS


ADVISOR                                        DISTRIBUTOR
Morgan Guaranty Trust Company of New York      Funds Distributor, Inc.
522 Fifth Avenue                               60 State Street
New York, NY 10036                             Boston, MA 02109
1-800-521-5411                                 1-800-221-7930


                                                       PROS295-981

                                                  JANUARY 2, 1998  PROSPECTUS


J.P. MORGAN U.S. SMALL COMPANY FUND


                                                  ------------------------------
                                                  Seeking to outperform the
                                                  market in which it invests
                                                  over the long term through a
                                                  disciplined management
                                                  approach




This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMORGAN

CONTENTS
--------------------------------------------------------------------------------

 2
----

U.S. EQUITY MANAGEMENT APPROACH

U.S. equity investment process . . . . . . . . . . . . . . . . . . . . . .   2


 4
----
The fund's goal, investment approach, risks, expenses, performance, and financial highlights



J.P. MORGAN U.S. SMALL COMPANY FUND


Fund description . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Investor expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .   5


 6
---
Investing in the J.P. Morgan U.S. Small Company Fund


YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . . . . .   6
Investing through an employer-sponsored retirement plan. . . . . . . . . .   6
Investing through an IRA or Rollover IRA . . . . . . . . . . . . . . . . .   6
Investing directly . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Opening your account . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Adding to your account . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Account and transaction policies . . . . . . . . . . . . . . . . . . . . .   7
Dividends and distributions. . . . . . . . . . . . . . . . . . . . . . . .   8
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

 9
----
More about risk and the fund's business operations

FUND DETAILS

Master/feeder structure. . . . . . . . . . . . . . . . . . . . . . . . . .   9
Management and administration. . . . . . . . . . . . . . . . . . . . . . .   9
Risk and reward elements . . . . . . . . . . . . . . . . . . . . . . . . .  10

FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  back cover

INTRODUCTION
--------------------------------------------------------------------------------


J.P. MORGAN U.S. SMALL COMPANY FUND

This fund invests primarily in U.S. small company stocks by investing through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical bond, balanced or a large-cap equity fund.


WHO MAY WANT TO INVEST

The fund is designed for investors who:

-    are pursuing a long-term goal such as retirement


- want to add an investment with growth potential to further diversify a portfolio



- want a fund that seeks to outperform the market in which it invests over the long term


The fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $240 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.


BEFORE YOU INVEST

Investors considering the fund should understand that:

- The value of the fund's shares will fluctuate over time. You could lose money if you sell when the fund's share price is lower than when you invested.

-    There is no assurance that the fund will meet its investment goal.

-    Future returns will not necessarily resemble past performance.

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


The J.P. Morgan U.S. Small Company Fund invests primarily in U.S. small company stocks.

The fund's investment philosophy, developed by its advisor, focuses on stock picking while largely avoiding sector or market-timing strategies. Also, under normal market conditions, the fund will remain fully invested.


U.S. EQUITY INVESTMENT PROCESS

In managing the fund, J.P. Morgan employs a three-step process:

[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

RESEARCH J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC]
Stocks in each industry are ranked with the help of models

VALUATION The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

[GRAPHIC]
Using research and valuations, the fund's management team chooses stocks for its fund

STOCK SELECTION The fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the fund's managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions


2  U.S. EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------



                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

J.P. MORGAN U.S. SMALL COMPANY FUND        TICKER SYMBOL: PPCAX
--------------------------------------------------------------------------------
                                           REGISTRANT: J.P. MORGAN FUNDS
                                           (J.P. MORGAN U.S. SMALL COMPANY FUND)


[GRAPHIC]
GOAL

The fund seeks to provide high total return from a portfolio of small company stocks.

[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $3 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2500 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.


Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 2. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

[GRAPHIC]
POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small- and medium-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2500 Index while seeking to limit its volatility relative to this index.

The fund's securities are described in more detail on page 10, along with their main risks, which may cause the fund's share price to decline, and the fund's strategies to reduce these risks.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $240 billion, including more than $4.2 billion using the same strategy as the fund.

The portfolio management team is led by James B. Otness, managing director, and Michael J. Kelly, vice president. Mr. Otness began managing the fund in February of 1993, has managed small-cap U.S. equity portfolios since 1985, and has been at J.P. Morgan since 1970. Mr. Kelly joined the team in May of 1996, has managed other U.S. equity portfolios for J.P. Morgan prior to managing this fund, and has been at J.P. Morgan since 1985.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.


ANNUAL FUND OPERATING EXPENSES(1) (%)
Management fees (actual)                          0.60
Marketing (12b-1) fees                            none
Other expenses(2)
(after reimbursement)                             0.41
------------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)                             1.01
------------------------------------------------------


EXPENSE EXAMPLE
The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.


------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
YOUR COST($)         10              32             56             124
------------------------------------------------------------------------


4  J.P. MORGAN U.S. SMALL COMPANY FUND

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)





AVERAGE ANNUAL TOTAL RETURN (%)    Shows performance over time, for periods ended December 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                              1 yr.         3 yrs.         5 yrs.       10 yrs.

J.P. MORGAN U.S. SMALL COMPANY FUND (3) (AFTER EXPENSES)                      20.75          14.43          14.12          12.72
----------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2500 INDEX(4) (NO EXPENSES)                                           19.03          15.76          16.00          13.87
----------------------------------------------------------------------------------------------------------------------------------



YEAR-BY-YEAR TOTAL RETURN (%)      Shows changes in returns by calendar year
----------------------------------------------------------------------------------------------------------------------------------
[GRAPH]
                                    1987     1988      1989      1990      1991      1992      1993      1994      1995       1996

----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan U.S. Small
 Company Fund (3)                  (3.38)    13.67     29.01    (24.34)    59.59     18.98      8.58     (5.89)    31.86     20.75
----------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Index(4)              (4.68)    22.73     19.43    (14.88)    46.70     16.19     16.54     (1.06)    31.70     19.03
----------------------------------------------------------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA                     For fiscal years ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                              1988     1989     1990     1991     1992     1993     1994     1995     1996     1997

NET ASSET VALUE, BEGINNING OF PERIOD ($)     15.71    12.91    16.83    18.68    17.98    20.03    25.12    21.40    22.02    26.20
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)(5) ($)       (0.02)   (0.03)   (0.03)   (0.02)   (0.04)   (0.01)    0.20     0.22     0.26     0.18
   Net realized and unrealized
   gain on investment ($)                    (2.13)    3.95     1.88    (0.33)    2.09     5.10     0.19     2.13     6.96     2.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)         (2.15)    3.92     1.85    (0.35)    2.05     5.09     0.39     2.35     7.22     2.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                    --       --       --       --       --       --    (0.09)   (0.21)   (0.26)   (0.21)
   Net realized gain ($)                     (0.65)      --       --    (0.35)      --       --    (4.02)   (1.52)   (2.78)   (2.13)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                      (0.65)      --       --    (0.35)      --       --    (4.11)   (1.73)   (3.04)   (2.34)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)           12.91    16.83    18.68    17.98    20.03    25.12    21.40    22.02    26.20    26.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                            (14.25)   30.36    10.99    (1.90)   11.40    25.41     1.14    12.28    35.48     9.49
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)     30,866   42,403   47,921   58,859   97,548  186,887  204,445  179,130  220,917  237,985
------------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES (%)                                  1.00     1.00     0.93     0.91     0.90     0.90     0.90     0.90     0.90     0.90
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) (%)             (0.15)   (0.23)   (0.18)   (0.15)   (0.25)   (0.06)    0.75     1.02     1.10     0.71
------------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                     0.31     0.36     0.32     0.31     0.13     0.05     0.20     0.22     0.13     0.13
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER (%)                          78       38       66       56       58       50       14(6)    --       --       --
------------------------------------------------------------------------------------------------------------------------------------



The Financial Highlights above have been audited by Price Waterhouse LLP, the fund's independent accountants.


(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses, expressed as a percentage of the fund's average net assets for the past fiscal year and reflecting current reimbursement arrangements for ordinary expenses over 1.01%. This limit does not cover extraordinary expenses and upon notice to shareholders may be revoked at any time.

(2) Without reimbursement, other expenses and total operating expenses would have been 0.43% and 1.03%, respectively.

(3) The fund commenced operations on 7/19/93. Returns reflect performance of The Capital Appreciation Fund, the fund's predecessor, prior to that date. The Capital Appreciation Fund commenced operations on 6/27/85.


(4)  The Russell 2500 Index is an unmanaged index of medium and small U.S.
     stocks.

(5) Based on shares outstanding at the beginning and end of each fiscal period except for the fiscal year ended May 31, 1991, where average shares outstanding were used.

(6) Portfolio turnover reflects the period June 1, 1993 to July 18, 1993 and has not been annualized. In July, 1993 the Fund's predecessor contributed all of its investable assets to The U.S. Small Company Portfolio.



                                          J.P. MORGAN U.S. SMALL COMPANY FUND  5

YOUR INVESTMENT
--------------------------------------------------------------------------------


For your convenience, the J.P. Morgan Funds offer several ways to start and maintain fund investments.


INVESTING THROUGH A FINANCIAL PROFESSIONAL


If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.


INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan.


Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.


INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Determine the amount you are investing. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.


-    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT


     BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:


     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name


     BY CHECK


-    Make out a check for the investment amount payable to J.P. Morgan Funds.


-    Mail the check with your completed application to the Transfer Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


ADDING TO YOUR ACCOUNT


     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.


- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.


     BY CHECK


-    Make out a check for the investment amount payable to J.P. Morgan Funds.


- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


6  YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

     BY WIRE

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.


A fund may alter, limit, or suspend its exchange policy at any time.

BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange. The fund calculates its net asset value per share (NAV) every business day at 4:15 p.m. eastern time.

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until 4:00 p.m. eastern time every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.


--------------------------------------------------------------------------------
TRANSFER AGENT                                    SHAREHOLDER SERVICES AGENT
STATE STREET BANK AND TRUST COMPANY               J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                     522 Fifth Avenue
Boston, MA 02266-8411                             New York, NY 10036
Attention: J.P. Morgan Funds Services             1-800-521-5411

                                                  Representatives are available
                                                  8:00 a.m. to 5:00 p.m. eastern
                                                  time on fund business days.


                                                              YOUR INVESTMENT  7

--------------------------------------------------------------------------------

TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund may request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS


The fund typically pays income dividends two times a year and makes capital gains distributions, if any, once per year (usually in August). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are automatically reinvested in the fund. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan fund.


TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

TRANSACTION                             TAX STATUS
--------------------------------------------------------------------------------
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares            Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares            Gains are treated as ordinary
owned for one year or less              income; losses are subject
                                        to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8  YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when the master portfolio seeks a vote, the fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION


The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

ADVISORY SERVICES                       0.60% of the master
                                        portfolio's average net assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                 Master portfolio's and fund's
(fee shared with Funds                  pro-rata portions of 0.09% of
Distributor, Inc.)                      the first $7 billion in
                                        J.P. Morgan-advised portfolios, plus
                                        0.04% of average
                                        net assets over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                    0.25% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.



                                                                 FUND DETAILS  9

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS


This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.


------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                    POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD

------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The fund's share price and       - Stocks have generally            - Under normal circumstances the fund plans to remain
  performance will fluctuate in      outperformed more stable           fully invested, with at least 65% in U.S. small
  response to stock market           investments (such as               company stocks; stock investments may include U.S.
  movements                          bonds and cash                     and foreign common stocks, convertible securities,
                                     equivalents) over the              preferred stocks, trust or partnership interests,
                                     long term                          warrants, rights, and investment company securities


                                                                      - The fund seeks to limit risk through diversification


                                                                      - During severe market downturns, the fund has the
                                                                        option of investing up to 100% of assets in
                                                                        investment-grade short-term securities
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The fund could underperform      - The fund could outperform        - J.P. Morgan focuses its active management on
  its benchmark due to its           its benchmark due to               securities selection, the area where it believes its
  securities and asset               these same choices                 commitment to research can most enhance returns
  allocation choices
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- Currency exchange rate           - Favorable exchange rate          - The fund anticipates that its total foreign
  movements could reduce gains       movements could generate           investments will not exceed 5% of assets
  or create losses                   gains or reduce losses
                                                                      - The fund actively manages the currency exposure of
- The fund could lose money        - Foreign investments,               its foreign investments relative to its benchmark,
  because of foreign government      which represent a major            and may hedge into the U.S. dollar from time to time
  actions, political                 portion of the world's             (see also "Derivatives")
  instability, or lack of            securities, offer
  adequate and accurate              attractive potential
  information                        performance and
                                     opportunities for
                                     diversification
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,     - Hedges that correlate            - The fund uses derivatives for hedging (i.e., to
  options, and foreign currency      well with underlying               establish or adjust exposure to particular
  forward contracts that are         positions can reduce or            securities, markets or currencies)
  used for hedging the portfolio     eliminate losses at low
  or specific securities may not     cost                             - The fund only establishes hedges that it expects
  fully offset the underlying                                           will be highly correlated with underlying positions
  positions(1)                     - The fund could make money
                                     and protect against              - While the fund may use derivatives that incidentally
- Derivatives that involve           losses if management's             involve leverage, it does not use them for the
  leverage could magnify losses      analysis proves correct            specific purpose of leveraging the portfolio


                                   - Derivatives that involve
                                     leverage could generate
                                     substantial gains at low
                                     cost
------------------------------------------------------------------------------------------------------------------------------------



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


10  FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                    POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD

------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The fund could have difficulty   - These holdings may offer         - The fund may not invest more than 15% of net assets
  valuing these holdings             more attractive yields or          in illiquid holdings
  precisely                          potential growth than
                                     comparable widely traded         - To maintain adequate liquidity to meet redemptions,
- The fund could be unable to        securities                         the fund may hold investment-grade short-term
  sell these holdings at the                                            securities (including repurchase agreements) and,
  time or price it desires                                              for temporary or extraordinary purposes, may borrow
                                                                        from banks up to 10% of of its assets
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the fund buys securities    - The fund can take                - The fund uses segregated accounts to offset leverage
  before issue or for delayed        advantage of attractive            risk
  delivery, it could be exposed      transaction opportunities
  to leverage risk if it does
  not use segregated accounts
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise    - The fund could realize           - The fund anticipates a portfolio turnover rate of
  the fund's brokerage and           gains in a short period            approximately 100%
  related costs                      of time
                                                                      - The fund generally avoids short-term trading, except
- Increased short-term capital     - The fund could protect             to take advantage of attractive or unexpected
  gains distributions would          against losses if a stock          opportunities or to meet demands generated by
  raise shareholders' income tax     is overvalued and its              shareholder activity
  liability                          value later falls
------------------------------------------------------------------------------------------------------------------------------------




                                                                FUND DETAILS  11

--------------------------------------------------------------------------------



                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------



                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.


STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:


J.P. MORGAN U.S. SMALL COMPANY FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036


TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07340 and 033-54632.

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMORGAN
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS


ADVISOR                                           DISTRIBUTOR
Morgan Guaranty Trust Company of New York         Funds Distributor, Inc.
522 Fifth Avenue                                  60 State Street
New York, NY 10036                                Boston, MA 02109
1-800-521-5411                                    1-800-221-7930


                                                       PROS298-981

                                                  JANUARY 2, 1998  PROSPECTUS


J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND


                                                  -----------------------------
                                                  Seeking to outperform the
                                                  market in which it invests
                                                  over the long term through a
                                                  disciplined management
                                                  approach



This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMORGAN

CONTENTS
--------------------------------------------------------------------------------

 2
----
U.S. EQUITY MANAGEMENT APPROACH

U.S. equity investment process . . . . . . . . . . . . . . . . . . . . . .   2


 3
----
The fund's goal, investment approach, risks, expenses, performance, and financial highlights

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

Fund description . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Investor expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

 6
----
Investing in the J.P. Morgan U.S. Small Company Opportunities Fund


YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . . . . .   6
Investing through an employer-sponsored retirement plan. . . . . . . . . .   6
Investing through an IRA or Rollover IRA . . . . . . . . . . . . . . . . .   6
Investing directly . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Opening your account . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Adding to your account . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Account and transaction policies . . . . . . . . . . . . . . . . . . . . .   7
Dividends and distributions. . . . . . . . . . . . . . . . . . . . . . . .   8
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8


 9
----
More about risk and the fund's business operations


FUND DETAILS

Master/feeder structure. . . . . . . . . . . . . . . . . . . . . . . . . .   9
Management and administration. . . . . . . . . . . . . . . . . . . . . . .   9
Risk and reward elements . . . . . . . . . . . . . . . . . . . . . . . . .  10

FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  back cover

INTRODUCTION
--------------------------------------------------------------------------------


J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

This fund invests primarily in U.S. small company growth stocks by investing through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical bond, balanced or large-cap equity fund.


WHO MAY WANT TO INVEST

The fund is designed for investors who:

-  are pursuing a long-term goal such as retirement


- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the market in which it invests over the long term


The fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $240 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.


BEFORE YOU INVEST

Investors considering the fund should understand that:

- The value of the fund's shares will fluctuate over time. You could lose money if you sell when the fund's share price is lower than when you invested.

-  There is no assurance that the fund will meet its investment goal.

-  Future returns will not necessarily resemble past performance.

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


The J.P. Morgan U.S. Small Company Opportunities Fund invests primarily in U.S. small company growth stocks.

The fund's investment philosophy, developed by its advisor, focuses on stock picking while allowing some sector and theme strategies. Also, under normal market conditions, the fund will remain fully invested.


U.S. EQUITY INVESTMENT PROCESS


In managing the fund, J.P. Morgan begins with a three-step process:


[GRAPHIC]
J.P. Morgan analysts develop proprietary fundamental research

RESEARCH J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

[GRAPHIC]
Stocks in each industry are ranked with the help of models


VALUATION The research findings allow J.P. Morgan to rank the companies according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


[GRAPHIC]
Using research and valuations, the fund's management team chooses stocks for its fund

STOCK SELECTION The fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


2  U.S. EQUITY MANAGEMENT APPROACH

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                                              REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN U.S. SMALL COMPANY
                                              OPPORTUNITIES FUND)
[GRAPHIC]
GOAL

The fund seeks to provide long-term growth from a portfolio of small company growth stocks.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $150 million and less than $1.25 billion when purchased. While the fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.


In searching for companies, the fund combines the approach described on page 2 with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the fund may also continue to hold them if it believes further substantial growth is possible.

[GRAPHIC]
POTENTIAL RISKS AND REWARDS

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

The fund's securities are described in more detail on page 10, along with their main risks, which may cause the fund's share price to decline, and the fund's strategies to reduce these risks.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $240 billion, including more than $4.2 billion using the same strategy as the fund.


The portfolio management team is led by Marian U. Pardo, managing director, who has been on the team since the fund's inception in June of 1997 and has been at J.P. Morgan since 1968. Prior to managing this fund, she managed equity and convertible funds, large cap equity portfolios, as well as several institutional portfolios.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

ANNUAL FUND OPERATING EXPENSES(1) (%)
Management fees (actual)                          0.60
Marketing (12b-1) fees                            none
Other expenses(1)
(after reimbursement)                             0.60
------------------------------------------------------
TOTAL OPERATING EXPENSES(2)
(AFTER REIMBURSEMENT)                             1.20
------------------------------------------------------

EXPENSE EXAMPLE

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.
YOUR COST($)        12             38             66             145
------------------------------------------------------------------------



                           J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND  3

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)





AVERAGE ANNUAL TOTAL RETURN        Shows performance over time, for periods ended September 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     1 yr.           3 yrs.         Since 8/31/94(3)

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND (after expenses)                    N/A              N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE ACCOUNT COMPOSITE(4) (after expenses)                                        32.55            31.85                30.24
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(5) (no expenses)                                           23.26            21.17                20.71
------------------------------------------------------------------------------------------------------------------------------------




TOTAL RETURNS (%)                  Shows changes in returns for period ended September 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
[GRAPH]
                                                                                     Since inception(6)
J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND                                           18.97
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE ACCOUNT COMPOSITE(4)                                                                17.10
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(5)                                                                16.92
------------------------------------------------------------------------------------------------------------------------------------



YEAR-BY-YEAR TOTAL RETURN (%) Shows changes in returns by calendar year
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      1995                1996

PRIVATE ACCOUNT COMPOSITE(4)                                                          41.61               23.90
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(6)                                                          31.04               11.26
------------------------------------------------------------------------------------------------------------------------------------



(1) The fund has a master/feeder structure as described on page 9. This table shows expenses and its share of master portfolio expenses for the fiscal period ended 10/31/97, expressed as a percentage of average net assets and reflecting reimbursement for ordinary expenses over 1.20%.


(2) Without reimbursement, other expenses and total operating expenses would have been 0.78% and 1.38% respectively. There is no guarantee that reimbursement will continue beyond 9/30/98.

(3)  The inception date of the Private Account Composite is 8/31/94.



(4) The performance of the Private Account Composite does not represent the fund's performance and should not be interpreted as indicative of the fund's future performance. The Composite reflects the historical performance of all discretionary investment management accounts under the management of the fund's advisor with substantially similar objectives and policies as the fund. Historical Composite performance information reflects the deduction of the fund's total expenses of 1.20%.The performance of accounts in the Composite might have been lower if they were subject to the extra restrictions imposed on mutual funds.


(5) The Russell 2000 Growth Index is an unmanaged index of small, growth-oriented U.S. stocks.


(6) The fund commenced operations on 6/16/97 and performance is calculated as of 6/30/97.




4  J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------
PER-SHARE DATA      For period ended October 31
--------------------------------------------------------------------------------
                                                                      1997(1)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                               10.00
--------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss) ($)                                   (0.01)
    Net realized and unrealized gain
    on investment ($)                                                   1.53
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                    1.52
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                     11.52
--------------------------------------------------------------------------------
TOTAL RETURN (%)                                                       15.20(2)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                               90,939
--------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                            1.19(3)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) (%)                                       (0.34)(3)
--------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                               0.18(3)
--------------------------------------------------------------------------------


(1)  The fund commenced operations on 6/16/97.

(2)  Not annualized.

(3)  Annualized.


                           J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND  5

YOUR INVESTMENT
--------------------------------------------------------------------------------


For your convenience, the J.P. Morgan Funds offer several ways to start and maintain fund investments.


INVESTING THROUGH A FINANCIAL PROFESSIONAL


If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.


INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN


Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.


INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Determine the amount you are investing. The minimum amount for initial investments in the fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.


-    Mail in your application, making your initial investment as shown at right.


For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.


OPENING YOUR ACCOUNT


     BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:


     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name


     BY CHECK


-    Make out a check for the investment amount payable to J.P. Morgan Funds.


-    Mail the check with your completed application to the Transfer Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.

ADDING TO YOUR ACCOUNT

     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.


- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     BY CHECK


-    Make out a check for the investment amount payable to J.P. Morgan Funds.


- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.


6  YOUR INVESTMENT

-------------------------------------------------------------------------------
SELLING SHARES

     BY WIRE

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent for an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.


EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.


A fund may alter, limit, or suspend its  exchange policy at any time.

BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange. The fund calculates its net asset value per share (NAV) every business day at 4:15 p.m. eastern time.

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until 4:00 p.m. eastern time every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.


--------------------------------------------------------------------------------
TRANSFER AGENT                                    SHAREHOLDER SERVICES AGENT
STATE STREET BANK AND TRUST COMPANY               J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                     522 Fifth Avenue
Boston, MA 02266-8411                             New York, NY 10036
Attention: J.P. Morgan Funds Services             1-800-521-5411

                                                  Representatives are available
                                                  8:00 a.m. to 5:00 p.m. eastern
                                                  time on fund business days.


                                                              YOUR INVESTMENT  7

--------------------------------------------------------------------------------

TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, the proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund may request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS


The fund typically pays income dividends two times a year and makes capital gains distributions, if any, once per year (usually in August). However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are automatically paid in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan fund.


TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:


TRANSACTION                            TAX STATUS
--------------------------------------------------------------------------------
Income dividends                       Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains               Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares           Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares           Gains are treated as ordinary
owned for one year or less             income; losses are subject
                                       to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


8  YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when the master portfolio seeks a vote, the fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION


The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
ADVISORY SERVICES                      0.60% of the master
                                       portfolio's average net assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                Master portfolio's and fund's
(fee shared with Funds                 pro-rata portions of 0.09% of
Distributor, Inc.)                     the first $7 billion in J.P.
                                       Morgan-advised portfolios,
                                       plus 0.04% of average
                                       net assets over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                   0.25% of the fund's average
                                       net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.



                                                                FUND DETAILS  9

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 3). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.


----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                  POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD

----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The fund's share price and     - Stocks have generally             - Under normal circumstances the fund plans to remain
  performance will fluctuate       outperformed more stable            fully invested, with at least 65% in U.S. small
  in response to stock market      investments (such as bonds          company growth stocks; stock investments may include
  movements                        and cash equivalents) over the      U.S. and foreign common stocks, convertible
                                   long term                           securities, preferred stocks, trust or partnership
                                                                       interests, warrants, rights, and investment company
                                                                       securities


                                                                     - The fund seeks to limit risk through diversification


                                                                     - During severe market downturns, the fund has the
                                                                       option of investing up to 100% of assets in
                                                                       investment-grade short-term securities
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The fund could underperform    - The fund could outperform         - J.P. Morgan focuses its active management on
  its benchmark due to its         its benchmark due to these          securities selection, the area where it believes its
  securities and asset             same choices                        commitment to research can most enhance returns
  allocation choices


----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The fund could have            - These holdings may offer more     - The fund may not invest more than 15% of net
  difficulty valuing these         attractive yields or potential      assets in illiquid holdings
  holdings precisely               growth than comparable widely
                                   traded securities                 - To maintain adequate liquidity to meet redemptions,
- The fund could be unable                                             the fund may hold investment-grade short-term
  to sell these holdings at the                                        securities (including repurchase agreements) and,
  time or price it desires                                            for temporary or extraordinary purposes, may borrow
                                                                       from banks up to 33 1/3% of its assets
----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the fund buys securities  - The fund can take advantage       - The fund uses segregated accounts to offset leverage
  before issue or for delayed      of attractive transaction           risk
  delivery, it could be exposed    opportunities
  to leverage risk if it does
  not use segregated accounts
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise  - The fund could realize gains      - The fund anticipates a portfolio turnover rate of
  the fund's brokerage and         in a short period of time           approximately 100%
  related costs


- Increased short-term capital   - The fund could protect against    - The fund generally avoids short-term trading, except
  gains distributions would        losses if a stock is overvalued     to take advantage of attractive or unexpected
  raise shareholders' income       and its value later falls           opportunities or to meet demands generated by
  tax liability                                                        shareholder activity
----------------------------------------------------------------------------------------------------------------------------------


The fund is also permitted to enter into foreign investments and use derivates, however, it has no current intention to do so.



10  FUND DETAILS

--------------------------------------------------------------------------------



                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------



                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------



                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.


STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:


J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036


TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07340 and 033-54632.

J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMORGAN
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS


ADVISOR                                           DISTRIBUTOR
Morgan Guaranty Trust Company of New York         Funds Distributor, Inc.
522 Fifth Avenue                                  60 State Street
New York, NY 10036                                Boston, MA 02109
1-800-521-5411                                    1-800-221-7930


                                                            PROS209-981

                                J.P. MORGAN FUNDS





                       J.P. MORGAN DISCIPLINED EQUITY FUND
                          J.P. MORGAN U.S. EQUITY FUND
                       J.P. MORGAN U.S. SMALL COMPANY FUND
                J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                 JANUARY 2, 1998


























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND OR FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN FUNDS (800) 221-7930.

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




                              Table of Contents


                                                                       PAGE

General.................................                                  1
Investment Objectives and Policies......                                  1
Investment Restrictions.................                                  20
Trustees and Officers...................                                  26
Investment Advisor......................                                  30
Distributor.............................                                  33
Co-Administrator........................                                  34
Services Agent..........................                                  35
Custodian and Transfer Agent............                                  37
Shareholder Servicing...................                                  37
Financial Professionals.................                                  38
Independent Accountants.................                                  39
Expenses................................                                  39
Purchase of Shares......................                                  40
Redemption of Shares....................                                  40
Exchange of Shares......................                                  41
Dividends and Distributions.............                                  42
Net Asset Value.........................                                  42
Performance Data........................                                  43
Portfolio Transactions..................                                  44
Massachusetts Trust.....................                                  46
Description of Shares...................                                  48
Special Information Concerning Investment
Structure...............................                                  50
Taxes...................................                                  51
Additional Information..................                                  55
Financial Statements....................                                  56
Appendix A - Description of
Securities Ratings......................                                  A-1







i:\dsfndlgl\pierpont\010298.pea\eqsai.wpf

GENERAL

     This Statement of Additional Information relates only to J.P. Morgan Disciplined Equity Fund, J.P. Morgan U.S. Equity Fund, J.P. Morgan U.S. Small Company Fund and J.P. Morgan U.S. Small Company Opportunities Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Fund"). The other J.P. Morgan Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds to enable investors to select the Funds which best suit their needs. The J.P. Morgan Funds operate through a two-tier master-feeder investment fund structure. Formerly, J.P. Morgan U.S. Equity Fund and J.P. Morgan U.S. Small Company Fund operated as free-standing mutual funds and not through the master-feeder structure. Where indicated in this Statement of Additional Information, historical information for each of these Funds includes information for their respective predecessor entities.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUNDS SEEK TO ACHIEVE THEIR INVESTMENT OBJECTIVES BY INVESTING ALL OF THEIR INVESTABLE ASSETS IN SEPARATE MASTER PORTFOLIOS (EACH A "PORTFOLIO"), A CORRESPONDING DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE CORRESPONDING FUND. EACH FUND INVESTS IN A PORTFOLIO THROUGH A TWO-TIER MASTER-FEEDER INVESTMENT FUND STRUCTURE. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE."

         The Portfolios are advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

         INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve this objective by its corresponding Portfolio as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding

i:\dsfndlgl\pierpont\010298.pea\eqsai.wpf
                                                         1

Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

         J.P. MORGAN DISCIPLINED EQUITY FUND (the "Disciplined Equity Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide high total return from a broadly diversified portfolio of equity securities. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Disciplined Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Disciplined Equity Fund.

         The Portfolio invests primarily in a diversified portfolio of common stocks and other equity securities. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities.

         INVESTMENT PROCESS FOR THE DISCIPLINED EQUITY PORTFOLIO

         Research: Morgan's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles either because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The Portfolio's sector weightings are matched to those of the S&P 500 Index, the Portfolio's benchmark. Morgan also controls the Portfolio's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

         J.P. MORGAN U.S. EQUITY FUND (the "U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected stocks. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Equity Portfolio (the "Portfolio"), a diversified

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open-end management investment company having the same investment objective as the U.S. Equity Fund.

         In normal circumstances, at least 65% of the Portfolio's net assets will be invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The Portfolio's primary equity investments are the common stock of large capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

         INVESTMENT PROCESS FOR THE U.S. EQUITY PORTFOLIO

         Research: Morgan's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies -- approximately 500 of which form the universe for the Portfolio's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with Morgan's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the Portfolio's benchmark.

         J.P. MORGAN U.S. SMALL COMPANY FUND (the "U.S. Small Company Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Company Fund's investment objective is to provide a high total return from a portfolio of small company stocks. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the U.S. Small Company Fund.


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         The Portfolio attempts to achieve its investment objective by investing primarily in the common stock of small and medium U.S. companies included in the Russell 2500 Index, which is composed of 2,500 common stocks of U.S. companies with market capitalizations ranging from $100 million to $3 billion.

         INVESTMENT PROCESS FOR THE U.S. SMALL COMPANY PORTFOLIO

         Research: Morgan's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that contains a total of approximately 600 names. Because Morgan's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with the its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2500 Index, the Portfolio's benchmark.

         J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND (the "U.S. Small Company Opportunities Fund") is designed for investors seeking an actively managed portfolio of equity securities of companies with high growth potential, emphasizing growth sectors of the market without undue emphasis on a specific sector and encompassing a higher degree of risk than some small company stock portfolios. The U.S. Small Company Opportunities Fund's investment objective is long-term growth from a portfolio of small cap growth stocks. The U.S. Small Company Opportunities Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the U.S. Small Company Opportunities Fund.


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         The Portfolio attempts to achieve its investment objective by investing in a diversified portfolio of common stocks issued by small companies with above average long-term earnings growth potential that are included in the Russell 2000 Growth Index, an index composed of 2000 equity securities of companies with a market capitalization ranging from $150 billion to $2 billion. The Portfolio emphasizes stocks of U.S. small companies with a market capitalization of less than $1.25 billion when purchased.

         INVESTMENT PROCESS FOR THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO

         Research: Morgan's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor stocks in the small company universe with the aim of identifying companies that participate in expanding markets or have a competitive advantage that is sustainable over the long term, exhibit superior potential, sound financial and operating characteristics and can be purchased at a reasonable price. Frequent reviews of individual companies focus on the forecasted growth and profitability inputs to the proprietary valuation analyses. The research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap growth companies among those they monitor.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. While the Portfolio holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

         The various types of securities in which the Funds may invest are described below.

MONEY MARKET INSTRUMENTS

         Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A

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description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


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         COMMERCIAL  PAPER.  Each of the Funds may invest in  commercial  paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with

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liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

EQUITY INVESTMENTS

         The Portfolios for each of the Funds invest primarily in Equity Securities. The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter
(OTC) market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS

         The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.


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FOREIGN INVESTMENTS

         The Funds may invest in certain foreign securities. The U.S. Equity Fund may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. The U.S. Small Company Fund and The U.S. Small Company Opportunities Fund may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in the U.S. dollar. The Funds do not expect to invest more than 5%, respectively, of their total assets at the time of purchase in securities of foreign issuers.

         Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S.

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                                                         9

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or foreign  issuer.  ADRs,  EDRs,  GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because each Portfolio may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolio may enter from time to time into foreign currency exchange transactions. Each Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A foreign currency forward exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Each Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Portfolio would enter

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into a forward  contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Portfolio to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined

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immediately  after a  purchase  is made,  (i) not more than 5% of the value of a
Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its PRO RATA portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations. The Funds and the Portfolios have applied for exemptive relief from the SEC to permit the Portfolios to invest in affiliated investment companies. If the requested relief is granted, the Portfolios would then be permitted to invest in affiliated Funds, subject to certain conditions specified in the applicable order.

         REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Portfolio's limitations on reverse repurchase agreements and bank borrowings.

         LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee or other

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affiliate of the Portfolios, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Portfolio may not acquire any illiquid holdings if, as a result thereof, more than 15% of the Portfolio's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolios may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Portfolio. The price a Portfolio pays for illiquid holdings or receives upon resale may be lower than the price paid or received for similar holdings with a more liquid market. Accordingly the valuation of these holdings will reflect any limitations on their liquidity.

         The Portfolios may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         Each of the Funds intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Funds is subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.


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     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

         Each of the Portfolios may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each Portfolio may use futures contracts and options for hedging. The Disciplined Equity and U.S. Small Company Opportunities Portfolios may also use futures contracts and options for risk management purposes. See "Risk Management" below.

         Each Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these instruments

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by the Portfolio may reduce certain risks  associated  with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limiting its exposure to losses. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.

         Each Portfolio may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If a Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect

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to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Portfolio may not be able to close out an option position that it has previously entered into. When a Portfolio purchases an OTC option, it will be relying on its

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counterparty to perform its obligations,  and the Portfolio may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Portfolios' Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         Provided that a Portfolio has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.


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         COMBINED POSITIONS.  The Portfolios are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

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(See  "Exchange  Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

         The Portfolios for the Disciplined Equity and U.S. Small Company Opportunities Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Portfolio not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any

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                                                        19
distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE DISCIPLINED EQUITY PORTFOLIO (DISCIPLINED EQUITY FUND) -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: 20%.

THE U.S. EQUITY PORTFOLIO (U.S. EQUITY FUND) -- For the fiscal year ended May 31, 1996: 85%. For the fiscal year ended May 31, 1997: 99%.

THE U.S. SMALL COMPANY PORTFOLIO (U.S. SMALL COMPANY FUND) -- For the fiscal year ended May 31, 1996: 93%. For the fiscal year ended May 31, 1997: 98%.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO (U.S. SMALL COMPANY OPPORTUNITIES
FUND) -- For the period June 16, 1997 (commencement of operations) through October 31, 1997: 26% (unaudited).

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, the DISCIPLINED EQUITY FUND and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments,

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                                                        20
swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
(iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one-third of the Fund's net assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

        a. such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; or

         b. such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

        (Although permitted to do so by restriction No. 3 above, the Fund has no current intention to engage in borrowing for financial leverage.)

Each of the U.S. EQUITY FUND and the U.S. SMALL COMPANY FUND and their corresponding PORTFOLIOS may not:


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



1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's;

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;


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                                                        22

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9. Act as an underwriter of securities;

10. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 2. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof; or

11. Purchase any equity security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         The U.S. SMALL COMPANY OPPORTUNITIES FUND and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of beneficial interests in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one third of the Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with redemptions or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the 1933 Act.

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio (1) may lend portfolio securities with a value not exceeding one-third of the Portfolio's net assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

         a. such purchase would cause more than 5% of the Portfolio's total assets to be invested in the securities of such issuer; or

         b. such purchase would cause the Portfolio to hold more than 10% of the outstanding voting securities of such issuer.

      (Although permitted to do so by Restriction No. 3 above, the Portfolio has no current intention to engage in borrowing for financial leverage.)

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - DISCIPLINED EQUITY FUND. The investment restrictions described below are not fundamental policies of the Fund and its corresponding Portfolio and may be changed by its respective Trustees. These non-fundamental investment policies require that the Fund may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

(iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.


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



         NON-FUNDAMENTAL INVESTMENT RESTRICTION - U.S. EQUITY FUND AND U.S. SMALL COMPANY FUND. The investment restriction described below is not a fundamental policy of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. This non-fundamental investment policy requires that each such Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

      NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - U.S. SMALL COMPANY OPPORTUNITIES
FUND: The investment restrictions described below are not fundamental policies of the Portfolio and may be changed by its Trustees. These non-fundamental investment policies require that the Portfolio may not:

         (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

         (ii) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in investments that are illiquid;

       (iii) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

         (iv) Purchase securities on margin, but the Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, Morgan may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if Morgan determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, Morgan may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


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                                                        24

TRUSTEES AND OFFICERS

TRUSTEES

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios, and the other Master Portfolios, as defined below, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

        FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

         WILLIAM G. BURNS--Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY (*)--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1992. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

         MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Institutional Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master
Portfolios (as defined below), J.P. Morgan Institutional Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

------------------------

(*) Mr. Healey is an "interested person" of the Trust, the Advisor and each Portfolio as that term is defined in the 1940 Act.




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                                                        25

         Trustee compensation expenses accrued by the Trust for the calendar year ended December 31, 1996 are set forth below.

                                                                                 TOTAL TRUSTEE
                                                                                 COMPENSATION ACCRUED
                                                      AGGREGATE                  BY THE MASTER
                                                      TRUSTEE                    PORTFOLIOS (*), J.P.
                                                      COMPENSATION               MORGAN INSTITUTIONAL
                                                      ACCRUED BY THE             FUNDS, J.P. MORGAN
                                                      TRUST DURING               SERIES TRUST AND THE
NAME OF TRUSTEE                                       1996                       TRUST DURING 1996***)
Frederick S. Addy, Trustee                            $15,808                    $65,000
William G. Burns, Trustee                             $15,808                    $65,000
Arthur C. Eschenlauer, Trustee                        $15,808                    $65,000
Matthew Healey, Trustee (**)                          $15,808                    $65,000
  Chairman and Chief Executive
  Officer
Michael P. Mallardi, Trustee                          $15,808                    $65,000

(*) Includes the Portfolios, The Prime Money Market Portfolio, The Federal Money Market Portfolio, The Tax Exempt Money Market Portfolio, The Short Term Bond Portfolio, The U.S. Fixed Income Portfolio, The Tax Exempt Bond Portfolio, The New York Total Return Bond Portfolio, The International Equity Portfolio, The Emerging Markets Equity Portfolio, The Diversified Portfolio, The Non-U.S. Fixed Income Portfolio, The Series Portfolio and Series Portfolio II (collectively the "Master Portfolios").

(**) During 1996, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $140,000, contributed $21,000 to a defined contribution plan on his behalf and paid $21,500 in insurance premiums for his benefit.

(***)No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Institutional Funds and J.P. Morgan Series Trust) in the fund complex.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolios' various service providers, decide upon matters of general policy. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered

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                                                        26
investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:

DISCIPLINED EQUITY PORTFOLIO -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $607.

U.S. EQUITY FUND -- For the fiscal year ended May 31, 1995: $25,316. For the fiscal year ended May 31, 1996: $20,190. For the fiscal year ended May 31, 1997:
$11,747.
THE U.S.  EQUITY  PORTFOLIO -- For the fiscal year ended May 31, 1995:
$52,948. For the fiscal year ended May 31, 1996: $46,626. For the fiscal year ended May 31, 1997: $26,486.

U.S. SMALL COMPANY FUND -- For the fiscal year ended May 31, 1995: $19,612. For the fiscal year ended May 31, 1996: $13,451. For the fiscal year ended May 31, 1997: $7,545.
THE U.S. SMALL COMPANY PORTFOLIO -- For the fiscal year ended May 31,  1995:
$62,256. For the fiscal year ended May 31, 1996: $48,688. For the fiscal year ended May 31, 1997: $31,320.

U.S. SMALL COMPANY OPPORTUNITIES FUND -- For the period June 16, 1997 (commencement of operations) through October 31, 1997: $510 (unaudited).
THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO -- For the period June 16, 1997 (commencement of operations) through October 31, 1997: $510 (unaudited).

OFFICERS

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust, each Portfolio and the other Master Portfolios. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1992. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

     MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she

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was President and Chief Compliance Officer of FDI. Her date of birth is August
1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. Prior to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

         JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is March 24, 1942.

         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     ELIZABETH A. KEELEY; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. Prior to August 1996, Ms. Keeley was Assistant Vice President and Counsel of FDI and Premier Mutual. Prior to September 1995, Ms. Keeley was enrolled at Fordham University School of Law and received her JD in May 1995. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is September 14, 1969.


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         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary.  Vice
President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

         LENORE J. MCCABE; Assistant Secretary and Assistant Treasurer of the
Portfolios only.   Assistant Vice President, State Street Bank and Trust Company
since November 1994. Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is May 31, 1961.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director Of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, Morgan makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under

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the laws of the State of Delaware.  The Advisor,  whose principal offices are at
60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of more than $240 billion.

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research is quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for 2 to 5 years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."


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     Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Disciplined Equity Portfolio and The U.S. Equity Portfolio-- S&P 500 Index; The U.S. Small Company Portfolio--Russell 2500 Index; The U.S. Small Company Opportunities Portfolio -- Russell 2000 Growth Index.

         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

DISCIPLINED EQUITY: 0.35%

U.S. EQUITY: 0.40%

U.S. SMALL COMPANY: 0.60%

U.S. SMALL COMPANY OPPORTUNITIES : 0.60%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to the Advisor for the fiscal period indicated. See also the Fund's financial statements which are incorporated herein by reference.

THE DISCIPLINED EQUITY PORTFOLIO (Disciplined Equity Fund) -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $73,985.

THE U.S. EQUITY PORTFOLIO (U.S. Equity Fund) -- For the fiscal year ended May 31, 1995: $2,025,936. For the fiscal year ended May 31, 1996: $2,744,054. For the fiscal year ended May 31, 1997: $3,049,388.

THE U.S. SMALL COMPANY PORTFOLIO (U.S. Small Company Fund) -- For the fiscal year ended May 31, 1995: $3,514,331. For the fiscal year ended May 31, 1996:
$4,286,311. For the fiscal year ended May 31, 1997: $5,424,514.


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THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO (U.S. Small Company Opportunities
Fund) -- For the period June 16, 1997 (commencement of operations) through October 31, 1997: $93,167 (unaudited).

         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the

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Distribution  Agreement  between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.


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         The table below sets forth for each Fund  listed and its  corresponding
Portfolio the administrative fees paid to FDI for the fiscal periods indicated. See "Expenses" below for applicable expense limitations.

THE  DISCIPLINED   EQUITY   PORTFOLIO  --  For  the  period  December  30,  1996
(commencement of operations) through May 31, 1997: $520.

THE U.S. EQUITY PORTFOLIO -- For the period August 1, 1996 through May 31, 1997:
$16,536.
U.S.  EQUITY FUND -- For the period August 1, 1996 through May 31, 1997: $9,811.

THE U.S. SMALL COMPANY PORTFOLIO -- For the period August 1, 1996 through May 31, 1997: $19,652.
U.S. SMALL COMPANY FUND -- For the period August 1, 1996 through May 31, 1997: $6,272.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO -- For the period June 16, 1997 (commencement of operations) through October 31, 1997: $345 (unaudited).
U.S.  SMALL  COMPANY  OPPORTUNITIES  FUND  --  For  the  period  June  16,
1997 (commencement of operations) through October 31, 1997: $433 (unaudited).

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.

THE U.S. EQUITY PORTFOLIO -- For the fiscal year ended May 31, 1995: $32,670. For the fiscal year ended May 31, 1996: $62,404. For the period June 1, 1996 through July 31, 1996: $14,675.
U.S. EQUITY FUND -- For the fiscal year ended May 31, 1995: $61,903. For the fiscal year ended May 31, 1996: $59,656. For the period June 1, 1996 through July 31, 1996: $6,776.

THE U.S. SMALL COMPANY PORTFOLIO -- For the fiscal year ended May 31, 1995:
$38,215. For the fiscal year ended May 31, 1996: $65,079. For the period June 1, 1996 through July 31, 1996: $17,162.
U.S. SMALL COMPANY FUND -- For the fiscal year ended May 31, 1995: $51,087. For the fiscal year ended May 31, 1996: $39,053. For the period June 1, 1996 through July 31, 1996: $4,383.

SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended effective August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

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         Under the Services Agreements,  Morgan provides certain  administrative and related services to the Fund and the Portfolio,  including  services related
to  tax  compliance,   preparation  of  financial  statements,   calculation  of
performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the amended Services Agreements, the Funds and the Portfolios have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under Administrative Services Agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion.

         Prior to December 29, 1995, the Trust and each Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses. The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent. See "Expenses" below for applicable expense limitations.

THE  DISCIPLINED   EQUITY   PORTFOLIO  --  For  the  period  December  30,  1996
(commencement of operations) through May 31, 1997: $6,614.

THE U.S. EQUITY PORTFOLIO -- For the fiscal year ended May 31, 1995: $236,537. For the fiscal year ended May 31, 1996: $138,134. For the fiscal year ended May 31, 1997: $232,617.
U.S. EQUITY FUND -- For the fiscal year ended May 31, 1995: $126,738.  For the
fiscal year ended May 31, 1996: $76,406.   For the fiscal year ended May 31,
1997: $102,534.

THE U.S. SMALL COMPANY PORTFOLIO -- For the fiscal year ended May 31, 1995:
$241,373. For the fiscal year ended May 31, 1996: $144,277. For the fiscal year ended May 31, 1997: $275,962.
U.S. SMALL COMPANY FUND -- For the fiscal year ended May 31, 1995: $108,015. For the fiscal year ended May 31, 1996: $46,662. For the fiscal year ended May 31, 1997: $65,674.

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THE U.S. SMALL COMPANY  OPPORTUNITIES  PORTFOLIO -- For the period June 16, 1997
(commencement of operations) through October 31, 1997: $4,701  (unaudited).
U.S.  SMALL  COMPANY  OPPORTUNITIES  FUND  --  For  the  period  June  16,
1997 (commencement of operations) through October 31, 1997: $4,700 (unaudited).

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio trans actions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As Transfer Agent and Dividend Disbursing Agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent): 0.25%. Morgan acts as shareholder servicing agent for all shareholders.

         The  table  below  sets  forth  for each Fund  listed  the  shareholder
servicing   fees  paid  by  each  Fund  to  Morgan,   net  of  fee  waivers  and
reimbursements, for the fiscal periods indicated. See "Expenses" below for applicable expense limitations.

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U.S. EQUITY FUND -- For the fiscal year ended May 31, 1995: $598,644.  For the fiscal year ended May 31, 1996: $742,283. For the fiscal year ended May 31, 1997: $843,099.

U.S. SMALL COMPANY FUND -- For the fiscal year ended May 31, 1995: $456,271. For the fiscal year ended May 31, 1996: $488,236. For the fiscal year ended May 31, 1997: $540,244.

U.S. SMALL COMPANY OPPORTUNITIES FUND -- For the period June 16, 1997 (commencement of operations) through October 31, 1997: $38,814 (unaudited).

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements and in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other

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services  as Morgan  or the  financial  professional's  clients  may  reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and certain Portfolios and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

PURCHASE OF SHARES

       METHOD OF PURCHASE. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by

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Morgan as shareholder  servicing  agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

          References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios have elected to

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be  governed  by Rule 18f-1  under the 1940 Act  pursuant to which the Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Fund into any other J.P. Morgan Fund or J.P. Morgan Institutional Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


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DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday as described below. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

          In the case of the Equity Portfolios, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale prices on such exchange at 4:00 P.M. or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.


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         Options on stock indexes  traded on national  securities  exchanges are valued at the close of options trading on such exchanges which is currently 4:10 P.M., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 P.M., New York time. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling Morgan at (800) 521-5411.

         The Fund may make historical performance information available and may compare its performance to other investments or relevant indexes, including the benchmark indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates, Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Frank Russell Index and other industry publications.

     Composite  performance   information  shown  in  the  prospectus  has  been
calculated  in  accordance  with  Performance   Presentation  Standards  of  the
Association for Investment Management and Research ("AIMR").

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.


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         Aggregate total returns,  reflecting the cumulative  percentage  change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of the U.S. Equity and U.S. Small Company Funds will be that of the respective predecessor free-standing fund and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

U.S. EQUITY FUND (11/30/97): Average annual total return, 1 year: 24.31%; average annual total return, 5 years: 17.91%; average annual total return, 10 years: 18.05%; aggregate total return, 1 year: 24.31%; aggregate total return, 5 years: 127.92%; aggregate total return, 10 years: 425.51%.

U.S. SMALL COMPANY FUND (11/30/97): Average annual total return, 1 year: 24.82%; average annual total return, 5 years: 15.83%; average annual total return, 10 years: 17.09%; aggregate total return, 1 year: 24.82%; aggregate total return, 5 years: 108.53%; aggregate total return, 10 years: 384.46%.

U.S. SMALL COMPANY OPPORTUNITIES FUND (11/30/97): Average annual total return, 1 year: N/A; average annual total return, 5 years: N/A; average annual total return, commencement of operations (1) to period end: 10.60%.

         GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion,
--------
    1 J.P. Morgan U.S. Small Company Opportunities Fund commenced operations on June 16, 1997.


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certain  securities may be purchased  directly from an issuer,  in which case no commissions or discounts are paid.

         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sale orders.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The   Portfolios   corresponding   to  the  Funds  paid  the  following
approximate brokerage commissions for the indicated fiscal periods:

DISCIPLINED   EQUITY  (for  the  period  December  30,  1996   (commencement  of
operations) through May 31, 1997): $25,351.

U.S. EQUITY (May 31): 1997: $1,614,293; 1996: $1,375,696; 1995: $1,179,132.

U.S. SMALL COMPANY (May 31): 1997: $2,174,321; 1996: $1,554,459; 1995:
$1,217,016.

U.S. SMALL COMPANY OPPORTUNITIES (for the period June 16, 1997 (commencement of operations) through October 31,1997): $31,543 (unaudited).

         The increases in brokerage commissions reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions,

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fees or other  remuneration  received by such  affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

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         Effective October 10, 1996, the name of the Trust was changed from "The
Pierpont Funds" to "The JPM Pierpont Funds," and each Fund's name changed accordingly. Effective May 12, 1997, the name of the U.S. Equity Fund was changed from "The JPM Pierpont Equity Fund" to "The JPM Pierpont U.S. Equity Fund", and the Fund's corresponding portfolio changed its name accordingly. Effective May 12, 1997, the name of the U.S. Small Company Fund was changed from "The JPM Pierpont Capital Appreciation Fund" to "The JPM Pierpont U.S. Small Company Fund". Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds", and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. How ever, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


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DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of 18 series have been authorized and are available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect

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to follow the latter  course,  the  Trustees,  upon the written  request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 18 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

         As of December 5, 1997, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

         U.S. Equity Fund--Forest Laboratories, Inc. (5.46%);

         U.S. Small Company Fund--Forest Laboratories, Inc. (6.62%); and


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


       U.S. Small Company Opportunities Fund--J.P. Morgan Investment Management as Agent for Carnegie Corporation of New York (7.73%).

         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Funds or Portfolios may be changed only with the approval of the holders of the outstanding shares of each Fund and each Portfolio.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

         Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund

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withdraws from the Portfolio,  the remaining funds may  subsequently  experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

TAXES

         Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months, or foreign currencies (or options, futures or forward contracts on foreign currencies) held less than three months, but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). Effective as of June 1, 1998, the 30% of gross income test described in (b) above will no longer apply to the Funds.

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

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         Under the Code,  a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum rate is reduced to 20% in respect of a capital asset held in excess of 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by a Fund. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if, within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it,

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the  Portfolio  will  subtract the premium  received  from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. As noted above, long-term capital gain of an individual holder is subject to a maximum tax rate of 28% in respect of shares held for more than one year. The maximum rate is reduced to 20% in respect of shares held for more than 18 months. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited, under current law. Effective as of June 1, 1998, the 30% of gross income test will no longer apply to the Funds.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain

i:\dsfndlgl\pierpont\010298.pea\eqsai.wpf
                                                        52
or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Funds may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         For taxable years of the Portfolios beginning after 1997, the Portfolios will be permitted to "mark to market" any marketable stock held by a Portfolio in a PFIC. If a Portfolio made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift

i:\dsfndlgl\pierpont\010298.pea\eqsai.wpf
                                                        53
of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         FOREIGN TAXES. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, Morgan or financial professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.


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                                                        55

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         The following financial statements and the report thereon of Price Waterhouse LLP of the U.S. Equity and U.S. Small Company Funds and The Disciplined Equity Portfolio are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Unaudited financial statements as of October 31, 1997 for each of the U.S. Small Company Opportunities Fund and the U.S. Small Company Opportunities Portfolio are attached hereto. Any of the following financial reports are available without charge upon request by calling JP Morgan Funds Services at (800) 521-5411. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.

                                                 Date of Semi-Annual                Date of Annual
                                                 Report; Date Semi-                 Report; Date Annual
                                                 Annual Report Filed;               Report Filed; and
Name of Fund/Portfolio                           and Accession Number               Accession Number
------------------------------------------------ ---------------------------------  --------------------------------
The Disciplined Equity                           N/A                                05/31/97
Portfolio                                                                           08/04/97
                                                                                    0000912057-97-025987
J.P. Morgan U.S. Equity Fund                     N/A                                05/31/97
                                                                                    08/05/97
                                                                                    0000912057-97-026058
J.P. Morgan U.S. Small Company                   N/A                                05/31/97
Fund                                                                                08/05/97
                                                                                    0000912057-97-026024
------------------------------------------------ ---------------------------------  --------------------------------

i:\dsfndlgl\pierpont\010298.pea\eqsai.wpf
                                                       A-56

APPENDIX A
DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



i:\dsfndlgl\pierpont\010298.pea\eqsai.wpf
                                                        A-1

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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                                                        A-2

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -   Leading market positions in well established industries.
         -   High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.






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                                                        A-3

THE JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
OCTOBER 31, 1997
-------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company Opportunities
 Portfolio ("Portfolio"), at value                       $83,350,729
Receivable for Shares of Beneficial Interest Sold          7,641,500
Deferred Organization Expenses                                12,949
Receivable for Expense Reimbursements                          4,613
Prepaid Trustees' Fees                                            79
Prepaid Expenses and Other Assets                                280
                                                         -----------
      Total Assets                                       91,010,150
                                                         -----------
LIABILITIES
Payable for Shares of Beneficial Interest Redeemed            17,338
Shareholder Servicing Fee Payable                             16,518
Organization Expenses Payable                                 13,892
Administrative Services Fee Payable                            1,989
Administration Fee Payable                                       209
Fund Services Fee Payable                                         99
Accrued Expenses                                              21,415
                                                         -----------
      Total Liabilities                                       71,460
                                                         -----------
NET ASSETS
Applicable to 7,892,321 Shares of Beneficial Interest
Outstanding (par value $0.001, unlimited shares
authorized)                                              $90,938,690
                                                         ===========
Net Asset Value, Offering and Redemption Price Per Share      $11.52
                                                         ===========
ANALYSIS OF NET ASSETS
Paid-in Capital                                          $88,856,237
Accumulated Net Investment Loss                              (52,899)
Accumulated Net Realized Loss on Investment                  (41,775)
Net Unrealized Appreciation of Investment                  2,177,127
                                                         -----------
      Net Assets                                         $90,938,690
                                                         ===========


The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD FROM JUNE 16, 1997 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1997
-------------------------------------------------------------------

INVESTMENT LOSS ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                 $101,844
Allocated Dividend Income (Net
of Foreign Withholding Tax of $34)                          30,657
Allocated Portfolio Expenses (Net
of Reimbursement of $3,597)                               (139,381)
                                                      ------------
     Net Investment Loss Allocated from Portfolio           (6,880)

FUND EXPENSES
Shareholder Servicing Fee                $38,814
Registration Fees                          9,256
Transfer Agent Fees                        8,423
Printing Expenses                          5,287
Administrative Services Fee                4,700
Professional Fees                          4,447
Amortization of Organization Expenses      1,051
Fund Services Fee                            510
Administration Fee                           433
Trustees' Fees and Expenses                   29
Insurance Expense                             29
Miscellaneous                              1,229
                                         -------
      Total Fund Expenses                 74,208
Less:  Reimbursement of Expenses         (28,189)
                                         -------
NET FUND EXPENSES                                           46,019
                                                      ------------
NET INVESTMENT LOSS                                        (52,899)
NET REALIZED LOSS ON INVESTMENT
ALLOCATED FROM PORTFOLIO                                   (41,775)
NET CHANGE IN UNREALIZED APPRECIATION OF
INVESTMENT ALLOCATED FROM PORTFOLIO                      2,177,127
                                                      ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $2,082,453
                                                      ============


The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

                                                        FOR THE PERIOD FROM
                                                            JUNE 16, 1997
                                                          (COMMENCEMENT OF
                                                            OPERATIONS) TO
                                                           OCTOBER 31, 1997
                                                             (UNAUDITED)
                                                             -----------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Loss                                              ($52,899)
Net Realized Loss on Investment Allocated from Portfolio          (41,775)
Net Change in Unrealized Appreciation of Investment
  Allocated from Portfolio                                      2,177,127
                                                              -----------
Net Increase in Net Assets Resulting from Operations            2,082,453
                                                              -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold               90,562,341
Cost of Shares of Beneficial Interest Redeemed                 (1,706,104)
     Net Increase from Transactions in Shares of              -----------
       Beneficial Interest                                     88,856,237
                                                              -----------

Total Increase in Net Assets                                   90,938,690

NET ASSETS

Beginning of  Period                                               -
                                                              -----------

End of Period (including accumulated net investment
    loss of $52,899)                                          $90,938,690
                                                              ===========


The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

Selected data for a share outstanding throughout the period is as follows:

                                                    FOR THE PERIOD FROM
                                                        JUNE 16, 1997
                                                      (COMMENCEMENT OF
                                                       OPERATIONS) TO
                                                      OCTOBER 31, 1997
                                                         (UNAUDITED)
                                                         -----------

NET ASSET VALUE, BEGINNING OF PERIOD                       $      10.00
                                                           ------------


Income from Investment Operations
Net Investment Loss                                               (0.01)
Net Realized and Unrealized Gain on Investment                     1.53
                                                           ------------
Total from Investment Operations                                   1.52
                                                           ------------

NET ASSET VALUE, END OF PERIOD                             $      11.52
                                                           ============

Total Return                                                      15.20%
                                                           ============

Ratios and Supplemental  Data
Net Assets, End of Period (in thousands)                   $     90,939
Ratios to Average Net Assets
   Expenses                                                       1.19%(a)
   Net Investment Loss                                           (0.34%)a)
   Decrease Reflected in Expense Ratio due
   to Expense Reimbursement                                       0.18%(a)

-------------------------

(a)  Annualized

THE JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
OCTOBER 31, 1997
-------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The JPM Pierpont U.S. Small Company Opportunities Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust
(the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 16, 1997.

     The Fund invests all of its investable assets in The U.S. Small Company Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

     a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day.

c) Substantially all the Fund's net investment income is declared as dividends and paid semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

d) The Fund incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the Fund.

e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
OCTOBER 31, 1997
------------------------------------------------------------------
f) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2.  TRANSACTIONS WITH AFFILIATES

     a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under a Co- Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the period from June 16, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $433.

     b) The  Trust,  on  behalf  of the  Fund,  has an  Administrative  Services
Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio and the other Portfolios in which the Trust and The JPM Institutional Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from June 16, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $4,700.

     In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.20% of the average daily net assets of the Fund through September 30, 1998. For the period from June 16, 1997 (commencement of operations) to October 31, 1997, Morgan has agreed to reimburse the Fund $28,189 for expenses under this agreement.

THE JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
OCTOBER 31, 1997
-------------------------------------------------------------------

c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from June 16, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $38,814.

     Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.


d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $510 for the period from June 16, 1997 (commencement of operations) to October 31, 1997.

     e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3.  TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                               FOR THE PERIOD FROM
                                  JUNE 16, 1997
                                (COMMENCEMENT OF
                                 OPERATIONS) TO
                                OCTOBER 31, 1997
                                   (UNAUDITED)
                                   -----------

Shares sold                          8,034,821
Shares redeemed                       (142,500)
                                   -----------
Net Increase                         7,892,321
                                   -----------

4.   CREDIT AGREEMENT
     The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreeement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain covenants of the Agreement. The maximum commitment borrowing under the Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of October 31, 1997.

The U.S. Small Company Opportunities Portfolio
Schedule of Investments (unaudited)
"October 31, 1997"

Security Description                        Shares                        Value

COMMON STOCKS (96.7%)
Basic Industries (1.4%)
Agriculture  (0.9%)
Dekalb Genetics Corp. - Class B               9,800                   $  351,575
Delta & Pine Land Co.                        10,600                      394,850
                                                                      __________
                                                                         746,425
                                                                      __________

Forest Products & Paper  (0.2%)
Universal Forest Products, Inc.        +     10,600                      156,350
                                                                      __________

Metals & Mining  (0.3%)
Mueller Industries, Inc.               +      6,000                      265,125
                                                                      __________
    Total Basic Industries                                             1,167,900

Consumer Goods & Services (24.6%)
Apparels & Textiles  (1.4%)
Ashworth, Inc                          +     26,400                      263,175
Genesco, Inc.                          +     49,700                      630,569
Nautica Enterprises, Inc.              +      8,200                      218,069
Tropical Sportswear International Corp.+      4,300                       51,869
                                                                      __________
                                                                       1,163,682
                                                                      __________

Automotive  (0.2%)
Hayes Wheels International, Inc.       +      3,900                      130,650

Broadcasting & Publishing  (1.4%)
Journal Register Co.                   +     30,000                      523,125
Univision Communications, Inc.         +     10,500                      651,000
                                                                      __________
                                                                       1,174,125

Education  (4.4%)
Advantage Learning Systems, Inc.       +      8,600                      219,300
CBT Group PLC (ADR)                    +      8,200                      631,400
Children's Comprehensive Services, Inc.+     33,400                      601,200
Computer Learning Centers, Inc.        +      2,100                       95,550
CorporateFamily Solutions, Inc.        +      6,700                      100,081
DeVry, Inc.                            +     18,400                      485,300
Education Management Corp.             +     19,300                      496,975
EduTrek International, Inc.            +      4,000                       97,750
ITT Educational Services, Inc.               20,000                      482,500
Youth Services International, Inc.     +     34,600                      490,887
                                                                      __________
                                                                       3,700,943
                                                                      __________
Entertainment, Leisure & Media  (6.5%)
Action Performance Companies, Inc.     +     27,000                      688,500
Ballantyne of Omaha, Inc.              +     29,000                      485,750
Cinar Films, Inc. - Class B            +     19,500                      760,500
Florida Panthers Holdings, Inc.        +      6,600                      132,825

Imax Corp.                             +     19,500                      493,594
Metromedia International Group, Inc.   +     38,900                      447,350
Premier Parks, Inc.                    +     12,000                      484,500
Steiner Leisure Ltd.                 * +     22,700                      605,806
Ticketmaster Group, Inc.               +     35,000                      802,812
Travel Services International, Inc.    +     22,200                      488,400
                                                                      __________
                                                                       5,390,037
                                                                      __________

Food, Beverages & Tobacco  (0.5%)
American Italian Pasta Co.- Class A    +      3,000                       63,000
Beringer Wine Estates Holdings, Inc.   +      1,900                       58,781
Suiza Foods Corp.                      +      6,500                      327,437
                                                                      __________
                                                                         449,218
                                                                      __________

Health & Personal Care  (1.4%)
Bally Total Fitness Holding Corp.      +     40,600                      728,262
Enamelon, Inc.                         +     30,000                      465,000
                                                                      __________
                                                                       1,193,262
                                                                      __________

Personal Care  (0.4%)
French Fragrances, Inc.                +     31,900                      343,922
                                                                      __________

Restaurants & Hotels  (1.8%)
Famous Dave's of America, Inc.         +     16,900                      292,581
Papa John's International, Inc.        +      9,800                      288,794
PJ America Inc.                        +     16,600                      234,475
Sun International Hotels Ltd.         *+     12,000                      432,000
Vail Resorts, Inc.                     +      8,300                      230,844
                                                                      __________
                                                                       1,478,694
                                                                      __________

Retail  (6.6%)
A.C. Moore Arts & Crafts, Inc.         +      14,100                     215,906
CHS Electronics, Inc.                         30,200                     735,181
DM Management Co.                      +      15,800                     238,481
Gymboree Corp.                         +      12,200                     295,087
Insight Enterprises, Inc.              +      18,700                     735,144
N2K, Inc.                              +       3,500                      92,313
ONSALE, Inc.                           +      17,600                     404,800
Party City Corp.                       +      32,100                     878,737
Peapod, Inc.                           +      10,300                      98,494
Petco Animal Supplies, Inc.            +      25,700                     788,669
RDO Equipment Co.                      +      21,000                     455,437
United Natural Foods, Inc.             +      17,300                     361,137
USA Floral Products, Inc.              +      10,800                     191,025
                                                                      __________
                                                                       5,490,411
                                                                      __________
    Total Consumer Goods & Services                                   20,514,944
                                                                      __________

Energy (3.2%)
Gas Exploration  (1.7%)
Devon Energy Corp.                             9,700                     434,075
FX Energy, Inc.                        +      19,100                     127,731
Patterson Energy, Inc.                 +      14,800                     828,800
                                                                      __________
                                                                       1,390,606
                                                                      __________

Oil-Services  (1.5%)
Dril-Quip, Inc.                        +       1,800                      64,575
Eagle Geophysical, Inc.                +       3,800                      66,975
National-Oilwell, Inc.                 +       8,000                     612,500
Transmontaigne Oil Co.                 +      22,700                     391,575
UTI Energy Corp.                       +       3,400                     151,725
                                                                      __________
                                                                       1,287,350
                                                                      __________

    Total Energy                                                       2,677,956
                                                                      __________

Finance (12.8%)
Banking  (3.3%)
Bank United Corp. , Class A                   19,500                     823,875
National Commerce Bancorporation              28,100                     825,437
Ocwen Financial Corp.                  +       9,100                     499,931
Prime Bancshares, Inc.                 +       4,000                      75,500
Silicon Valley Bancshares              +       5,400                     294,300
Webster Financial Corp.                        4,100                     253,431
                                                                      __________
                                                                       2,772,474
                                                                      __________

Financial Services  (4.3%)
Ameritrade Holding Corp. - Class A     +      22,000                     570,625
Central Financial Acceptance Corp.     +      12,000                     129,000
E*TRADE Group, Inc.                    +      10,400                     320,450
Federal Agricultural Mortgage Corp.
    - Class C                          +      13,000                     671,125
Financial Federal Corp.                       28,000                     532,000
Medallion Financial Corp.                     28,900                     605,094
Newcourt Credit Group, Inc.                   22,000                     765,875
                                                                      __________
                                                                       3,594,169
                                                                      __________

Insurance  (3.0%)
Capital Re Corp.                               3,600                     212,175
CMAC Investment Corp.                          7,000                     382,812
Inspire Insurance Solutions, Inc.      +      11,400                     215,175
Nationwide Financial Services, Inc.           12,800                     389,600
Penn Treaty American Corp.             +      24,900                     796,800
RenaissanceRe Holdings, Ltd.           *       5,000                     217,500
Triad Guaranty, Inc.                   +       8,600                     249,400
                                                                      __________
                                                                       2,463,462
                                                                      __________

Real Estate Investment Trusts  (2.2%)
Boston Properties, Inc.                        4,000                     128,000
CCA Prison Realty Trust                       10,800                     372,600
Equity Office Properties Trust                 8,400                     256,725
IMH Commercial Holdings, Inc.                 25,000                     450,000
Innkeepers USA Trust                          35,900                     599,081
                                                                      __________
                                                                       1,806,406
                                                                      __________

    Total Finance                                                     10,636,511
                                                                      __________

Health Care (20.3%)
Biotechnology  (7.5%)

Affymetrix, Inc.                       +       9,100                     331,012
Applied Analytical Industries, Inc.    +      19,500                     304,687
ArQule, Inc.                           +      22,300                     476,662
Arris Pharmaceutical Corp.             +      14,800                     174,825
AutoCyte, Inc.                         +      29,000                     313,562
BioReliance Corp.                      +      10,400                     224,900
Closure Medical Corp.                  +      35,000                     918,750
Cor Therapeutics, Inc.                 +       8,600                     191,081
Human Genome Sciences, Inc.            +      11,100                     454,406
IDEC Pharmaceuticals Corp.             +      16,200                     618,637
Incyte Pharmaceuticals, Inc.           +       8,600                     681,550
Inhale Therapeutics Systems            +       8,400                     210,750
Millennium Pharmaceuticals, Inc.       +      18,400                     365,700
SangStat Medical Corp.                 +      23,800                     733,337
Synaptic Pharmaceutical Corp.          +       8,000                     103,528
Transkaryotic Therapies, Inc.          +       3,600                     122,400
                                                                      __________
                                                                       6,225,787
                                                                      __________

Health Services  (5.9%)
Alternative Living Services, Inc.      +      12,120                     296,940
Assisted Living Concepts, Inc.         +       6,400                     131,200
Curative Health Services, Inc.         +      14,100                     423,000
Diagnostic Health Services, Inc.       +      33,800                     409,825
Healthcare Recoveries, Inc.            +      46,500                     851,531
INMET Systems, Inc.                    +      31,300                     571,225
Kendle International, Inc.             +      27,500                     414,219
MedQuist, Inc.                         +      28,500                     696,469
Orthodontic Centers of America, Inc.   +      21,900                     379,144
Transition Systems, Inc.               +      37,800                     763,087
                                                                      __________
                                                                       4,936,640
                                                                      __________

Medical Supplies  (2.2%)
Arterial Vascular Energy, Inc.         +       7,000                     371,438
Computer Motion, Inc.                  +       7,200                      84,825
Gynecare, Inc.                         +      12,900                     106,022
Intelligent Medical Imaging, Inc.      +      16,200                      63,281
Sabratek Corp.                         +      23,800                     752,675
Ventana Medical Systems, Inc.          +      28,000                     437,500
                                                                      __________
                                                                       1,815,741
                                                                      __________

Pharmaceuticals  (4.7%)
Algos Pharmaceutical Corp.             +      16,800                     410,550
Andrx Corp.                            +      21,600                     819,450
Ascent Pediatrics, Inc.                +      25,900                     233,100
Cell Therapeutics, Inc.                +      15,500                     247,031
Columbia Laboratories, Inc.            +      28,500                     456,000
Kos Pharmaceuticals, Inc.              +      16,200                     578,138
PathoGenesis Corp.                     +      23,400                     835,088
Zonagen, Inc.                          +      10,000                     326,250
                                                                      __________
                                                                       3,905,607
                                                                      __________

    Total Health Care                                                 16,883,775
                                                                      __________

Industrial Products & Services (16.0%)

Commercial Services  (11.5%)
ABR Information Services, Inc.          +      37,800                    883,575
Administaff, Inc.                       +      24,000                    519,000
Applied Graphics Technologies, Inc.     +      12,800                    684,800
Aris Corp.                              +      13,000                    308,750
BDM International, Inc.                 +      34,400                    758,950
Diamond Technology Partners, Inc.       +       1,000                     15,750
Hospitality Worldwide Services          +      10,800                    125,550
Mac-Gray Corp.                          +       7,800                    115,050
National Data Corp.                            22,000                    812,625
National Research Corp.                 +       2,100                     42,788
NCO Group, Inc.                         +      17,000                    612,000
Network Solutions, Inc.- Class A        +      25,000                    477,344
On Assignment, Inc.                     +      28,100                    676,156
Pegasus Systems, Inc.                   +      27,400                    419,563
Profit Recovery Group International, Inc.+     32,600                    505,300
Snyder Communication, Inc.               +     27,000                    796,500
Staffmark, Inc.                         +      18,700                    576,194
USCS International, Inc.                +      37,800                    737,100
Vincam Group, Inc.                      +      17,900                    560,494
                                                                      __________
                                                                       9,627,489
                                                                      __________

Diversified Manufacturing  (0.9%)
 Brady (W.H.) Co.- Class A                     23,000                    747,500
                                                                      __________

Manufacturing  (2.5%)
Alyn Corp.                              +      17,100                    221,231
Miller Industries, Inc.                 +      70,000                    708,750
Monaco Coach  Corp.                     +      14,900                    357,600
Movado Group, Inc.                              8,700                    186,506
National R.V. Holdings, Inc.            +      26,100                    619,875
Rock of Ages Corp.                      +       1,300                     24,619
                                                                      __________
                                                                       2,118,581
                                                                      __________

Packaging & Containers  (0.5%)
Ivex Packaging Corp.                    +      20,000                    422,500
                                                                      __________

Pollution Control  (0.6%)
Culligan Water Technologies, Inc.       +      10,000                    426,250
Ionics, Inc.                            +       2,700                    103,444
                                                                      __________
                                                                         529,694
                                                                      __________

    Total Industrial Products & Services                              13,445,764
                                                                      __________

Technology (11.1%)
Computer Peripherals  (0.7%)
HMT Technology Corp.                    +      10,800                    180,900
JetFax, Inc.                            +      35,700                    292,294
SCM Microsystems, Inc.                  +       4,000                     94,000
                                                                      __________
                                                                         567,194
                                                                      __________

Computer Software  (4.6%)
Aspen Technologies, Inc.                +      19,800                    741,263

Cognicase, Inc.                         +       1,700                     21,356
Concord Communications, Inc.            +       2,000                     36,250
Datastream Systems, Inc.                +      21,100                    648,825
FARO Technologies, Inc.                 +      15,000                    205,313
Harbinger Corp.                         +      11,000                    323,813
HNC Software, Inc.                      +      18,400                    676,200
Iona Technologies PLC                   +      29,000                    461,281
Lycos Inc.                              +       9,200                    239,200
MAPICS, Inc.                            +      32,000                    362,000
OrCAD, Inc.                             +      11,400                    100,463
                                                                      __________
                                                                       3,815,964
                                                                      __________

Computer Systems  (0.4%)
Radiant Systems, Inc.                   +      17,300                    316,806
                                                                      __________

Electrical Equipment  (1.5%)
Advanced Lighting Technologies, Inc.    +      49,300                    989,081
Chicago Miniature Lamp, Inc.            +       9,200                    292,675
                                                                      __________
                                                                       1,281,756
                                                                      __________

Electronics  (0.4%)
 ParkerVision, Inc.                     +       1,700                     42,075
Power-One, Inc.                         +       2,800                     51,975
Tracor, Inc.                            +       8,000                    212,500
                                                                      __________
                                                                         306,550
                                                                      __________

Information Processing  (1.0%)
Computer Horizons Corp.                 +      16,200                    491,063
Excite, Inc.                            +       8,100                    201,994
PRI Automation, Inc.                    +       4,800                    183,000
                                                                      __________
                                                                         876,057
                                                                      __________

Semiconductors  (2.5%)
C.P. Clare Corp.                        +      11,700                    199,631
Electroglas, Inc.                       +       3,700                     69,375
Etec Systems, Inc.                      +       3,400                    152,363
Galileo Technology Ltd.               * +       7,100                    243,619
International Rectifier Corp.           +      16,200                    221,738
Parlex Corp.                            +       9,500                    166,250
Sawtek, Inc.                            +       7,100                    239,625
SIPEX Corp.                             +      23,800                    801,763
                                                                      __________
                                                                       2,094,364
                                                                      __________

    Total Technology                                                   9,258,691
                                                                      __________

Telecommunications (3.3%)
Telecommunication Services  (1.1%)
At Home Corp. - Series A                +       9,700                    234,619
Concentric Network Corp.                +       1,000                     11,563
MMC Networks, Inc.                      +       1,200                     26,400
MRV Communications, Inc.                +       3,000                     87,375
Premiere Technologies, Inc.             +      20,000                    677,500
                                                                      __________
                                                                       1,037,457
                                                                      __________
Telecommunications  (1.0%)

Omnipoint Corp.                         +       34,300                   794,259

Telecommunications-Equipment  (1.2%)
AmeriLink Corp.                         +        8,800                   232,650
Globecomm Systems, Inc.                 +        7,100                   119,369
NICE - Systems Ltd.                     +        8,600                   403,125
World Access, Inc.                      +        8,000                   210,500
                                                                      __________
                                                                         965,644
                                                                      __________

    Total Telecommunications                                           2,797,360
                                                                      __________

Transportation (1.0%)
Airlines  (0.8%)
ASA Holdings, Inc.                              22,700                   628,506
                                                                      __________

Transport & Services  (0.2%)
C.H. Robinson Worldwide, Inc.                    7,000                   156,188
                                                                      __________

    Total Transportation                                                 784,694
                                                                      __________

Utilities (3.0%)
Natural Gas  (0.3%)
MarkWest Hydrocarbon, Inc.            +        10,800                    216,675
                                                                      __________

Telephone  (2.7%)
ICG Communications, Inc.              +        15,300                    349,031
Intermedia Communications, Inc.       +        32,500                  1,470,625
ITC DeltaCom, Inc.                    +         1,500                     29,063
NEXTLINK Communications, Inc. -
  Class A                             +        11,000                    249,563
STARTEC Global Communications Corp.   +        10,800                    164,025
                                                                      __________
                                                                       2,262,307
                                                                      __________

    Total Utilities                                                    2,478,982
                                                                      __________

TOTAL COMMON STOCKS (cost $78,469,852)                                80,646,577
                                                                      __________



Security Description                        Shares                         Value

CONVERTIBLE PREFERRED STOCKS (0.20%)
Consumer  Goods  &  Services  (0.20%)
Entertainment, Leisure & Media (0.20%)
Metromedia International Group, Inc.  +      4,100                       210,125
                                                                      __________
(cost $205,000)

                                          Principal
Security Description                        Amount                         Value

CONVERTIBLE BONDS (1.1%)
Consumer Goods & Services (0.9%)
Entertainment, Leisure & Media (0.9%)
Family Golf Centers, Inc., 5.75% due
10/15/04, 144A                            750,000                        736,875
                                                                      __________

Telecommunications (0.2%)
Telecommunications  (0.2%)
Tel-Save Holdings, Inc., 4.50% due
09/15/02, 144A                     +      134,000                        143,045
                                                                      __________

TOTAL CONVERTIBLE BONDS (cost $884,643)                                  879,920
                                                                      __________


                                          Principal
Security Description                        Amount                         Value

SHORT-TERM INVESTMENTS (10.9%)
Other Investment Companies (4.8%)
Seven Seas Money Market Fund, 5.28%
due 07/01/97                              4,009,819                    4,009,819
                                                                      __________

U.S. Treasury Obligations (6.1%)
U.S. Treasury Bills, 4.79% due
  11/28/97                                2,620,000                    2,610,588
U.S. Treasury Bills, 4.60%-4.85% due
  11/13/97                                2,440,000                    2,436,196
                                                                      __________
    Total U.S. Treasury Obligations                                    5,046,784
                                                                      __________

TOTAL SHORT-TERM INVESTMENTS (cost $9,056,603)                         9,056,603
                                                                      __________

TOTAL INVESTMENTS (cost $88,616,098) (108.9%)                         90,793,225

LIABILITIES IN EXCESS OF OTHER ASSETS (-8.9%)                        (7,442,496)
                                                                      __________
NET ASSETS (100.0%)                                                  $83,350,729
                                                                      ==========


Note: For Federal Income Tax purposes, the cost of securities at October 31, 1997, was substantially the same as the cost for financial statement purposes.

+ Non-income producing security.

* Foreign security.

(ADR) - American Depositary Receipt.

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)
OCTOBER 31, 1997
-----------------------------------------------------------------

ASSETS
Investments at Value (Cost $88,616,098)                          $90,793,225
Cash                                                                  13,018
Receivable for Investments Sold                                      106,943
Interest Receivable                                                   12,601
Deferred Organization Expenses                                         8,324
Dividends Receivable                                                   4,692
Prepaid Expenses and Other Assets                                      5,561
                                                                 -----------
                        Total Assets                              90,944,364
                                                                 -----------
LIABILITIES
Payable for Investments Purchased                                  7,539,534
Advisory Fee Payable                                                  39,646
Organization Expenses Payable                                          9,000
Administrative Services Fee Payable                                    1,989
Custody Fee Payable                                                      491
Administration Fee Payable                                               176
Fund Servies Fee Payable                                                  99
Accrued Expenses                                                       2,700
                                                                 -----------
                        Total Liabilities                          7,593,635
                                                                 -----------
NET ASSETS
Applicable to Investors' Beneficial Interests                    $83,350,729
                                                                 ===========


The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS  (UNAUDITED)
FOR THE PERIOD FROM JUNE 16, 1997 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1997
-----------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax of $34)            $ 30,657
Interest Income                                                      87,184
                                                                -----------
                        Investment Income                           117,841

EXPENSES
Advisory Fee                                         93,167
Custodian Fees and Expenses                          26,128
Professional Fees and Expenses                       14,708
Administrative Services Fee                           4,701
Printing Expenses                                     2,153
Amortization of Organization Expense                   676
Fund Services Fee                                       510
Administration Fee                                      345
Registration Fees                                       238
Trustees' Fees and Expenses                              30
Insurance                                                29
Miscellaneous                                           293
                                                  ---------
                         Total Expenses             142,978
Less:  Reimbursement of Expenses                     (3,597)
                                                  ---------
Net Expenses                                                        139,381
                                                                 ----------
NET INVESTMENT LOSS                                                 (21,540)

NET REALIZED LOSS ON INVESTMENTS                                    (41,775)

NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS              2,177,127
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,113,812
                                                                 ==========


The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------

                                                        FOR THE PERIOD FROM
                                                            JUNE 16, 1997
                                                          (COMMENCEMENT OF
                                                            OPERATIONS) TO
                                                           OCTOBER 31, 1997
                                                             (UNAUDITED)
                                                             -----------
INCREASE IN NET ASSETS
From Operations
Net Investment Loss                                             ($21,540)
Net Realized Loss on Investments                                 (41,775)
Net Change in Unrealized Appreciation of Investments           2,177,127
                                                             -----------
  Net Increase in Net Assets Resulting from Operations         2,113,812
                                                             -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                 82,920,841
Withdrawals                                                   (1,683,924)
                                                             -----------
  Net Increase from Investors' Transactions                   81,236,917
                                                             -----------
  Total Increase in Net Assets                                83,350,729

NET ASSETS
Beginning of Period                                               -
                                                             -----------
End of Period                                                $83,350,729
                                                             ===========
SUPPLEMENTARY  DATA
                                                        FOR THE PERIOD FROM
                                                            JUNE 16, 1997
                                                          (COMMENCEMENT OF
                                                            OPERATIONS) TO
                                                           OCTOBER 31, 1997
                                                             (UNAUDITED)
                                                             -----------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                                 0.90%(a)
    Net Investment Loss                                     (0.14%)(a)
    Decrease Reflected in Expense Ratio
       due to Expense Reimbursement                          0.02%(a)
     Portfolio Turnover                                        26%
     Average Broker Commissions                           $0.0333
----------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
OCTOBER 31, 1997
-----------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Small Company Opportunities Portfolio (the "Portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Portfolio is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio commenced operations on June 16, 1997. The Portfolio's investment objective is to provide a long term capital appreciation from a portfolio of equity securities of small companies. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

     a) The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
OCTOBER 31, 1997


b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

c) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

d) The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
OCTOBER 31,1997
-----------------------------------------------------------------

         interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

e) The Portfolio incurred organization expenses in the amount of $9,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the Portfolio.

f) Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2.  TRANSACTIONS WITH AFFILIATES

a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.60% of the Portfolio's average daily net assets. For the period from June 16, 1997 (commencement of operations) to October 31, 1997, such fee amounted to $93,167.

     b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the period from June 16, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $345.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
OCTOBER 31,1997
-----------------------------------------------------------------

     c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust. For the period from June 16, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $4,701.

     In addition, Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 1.20% of the average daily net assets of the Portfolio through September 30,1998. For the period from June 16, 1997 (commencement of operations) to October 31,1997, Morgan has agreed to reimburse the Portfolio $3,597 for expenses under this agreement.

d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $510 for the period from June 16, 1997 (commencement of operations) to October 31, 1997.

     e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
OCTOBER 31,1997
-----------------------------------------------------------------

3.  INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from June 16, 1997 (commencement of operations) to October 31, 1997 were as follows:

              COST OF            PROCEEDS
              PURCHASES          FROM SALES

              $88,248,564        $9,532,629